UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08403

ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period:    October 31, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


AllianceBernstein Premier Growth Institutional Fund


Annual Report
October 31, 2006



ANNUAL REPORT

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


December 21, 2006
Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Premier Growth Institutional Fund (the "Fund") for the annual reporting period ended October 31, 2006.

Investment Objective and Policies

The Fund is an open-end, diversified investment company that seeks long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, the Fund invests in between 40 and 60 companies, with the 25 most highly regarded of these usually constituting 70% of the Fund's net assets. The Fund also may invest up to 20% of its assets in convertible securities; invest up to 20% of its total assets in foreign (non-U.S.) securities including depository receipts or other derivative instruments representing securities of non-U.S. companies; purchase and sell exchange-traded index options and stock index futures contracts; write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets; and invest in synthetic foreign equity securities.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Growth Index, as well as the overall stock market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended October 31, 2006.

For the 12-month period ended October 31, 2006, the Fund lagged its benchmark, the Russell 1000 Growth Index. The Fund lost the most ground relative to the benchmark in the health care sector due to inferior stock selection. Additionally, the Fund underperformed in the consumer discretionary and technology sectors largely due to adverse stock selection. In the energy sector, the Fund trailed the benchmark as the loss from overweighting this underperforming sector exceeded the gain from somewhat better stock selection. The Fund outperformed the benchmark in the financial services sector due to overweighting this outperforming sector.

The Fund underperformed the benchmark for the six-month period ended October 31, 2006. Adverse stock selection in the technology sector was the leading detractor from the Fund's performance. Subpar stock selection in the health care and consumer discretionary sectors, and an overweighted position in the underperforming energy sector, also negatively impacted the Fund's performance. The Fund matched the benchmark's return in the financial services sector.

Market Review and Investment Strategy

The inflation fears that emerged late in the first quarter of 2006, which dominated investor sentiment through July,


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 1


dissipated suddenly, following the August 8, 2006 decision by the U.S. Federal Reserve (the "Fed") not to raise interest rates. The fear that inflation would drive higher interest rates helped make investors wary of growth stocks in which future cash flows are worth less in real terms if interest rates increase. After the Fed paused, growth stocks rallied. This rally was reflected in the returns of the Russell 1000 Growth Index, which outperformed the Russell 1000 Value Index in both August and September.

A significant factor in the Fund's underperformance during the six-month period ended October 31, 2006, is that the Fund was more skewed toward the fastest-growing companies than the Russell 1000 Growth Index during a time when value stocks significantly outperformed growth stocks. As has been the case for some time now, future year earnings growth forecasts for the Russell 1000 Growth Index are at or above historical averages, yet the premiums (relative to the broad market) that investors must pay for this superior growth have remained near the lowest on record. Consequently, the Fund is invested in some of the fastest-growing companies at a minimal price premium. In the view of the Fund's Large Cap Growth Team, the widespread misalignment between growth prospects and valuations is too anomalous to last.

2 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


HISTORICAL PERFORMANCE

Historical Performance

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed AllianceBernstein Premier Growth Institutional Fund for a portion of its expenses to the extent necessary to limit the Fund's expenses on an annual basis to 0.90% and 1.20% of the average daily net assets of Class I and Class II shares, respectively. Without the waivers, the Fund's expenses would have been higher and its performance would have been lower than that shown.

Benchmark Disclosure

Neither the unmanaged Russell 1000 Growth Index nor the unmanaged Standard & Poor's (S&P) 500 Stock Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The Russell 1000 Index is comprised of 1000 of the largest capitalized companies that are traded in the United States. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in a limited number of issues and an investment in the Fund is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK                                      Returns
PERIODS ENDED OCTOBER 31, 2006                          6 Months       12 Months
                                                        --------       ---------
  AllianceBernstein Premier Growth Institutional Fund
    Class I                                              -3.47%           2.49%
    Class II                                             -3.66%           2.18%
  Russell 1000 Growth Index                               3.53%          10.84%
  S&P 500 Stock Index                                     6.10%          16.33%

GROWTH OF A $2,000,000 INVESTMENT IN THE FUND
1/7/98* TO 10/31/06


S&P 500 Stock Index: $3,277,727

AllianceBernstein Premier Growth Institutional Fund Class I: $2,578,600

Russell 1000 Growth Index: $2,546,602


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                           AllianceBernstein
                             Premier Growth
                           Institutional Fund    Russell 1000        S&P 500
                                 Class I         Growth Index      Stock Index
-------------------------------------------------------------------------------
1/7/98*                          2000000           2000000           2000000
10/31/98                         2524000           2366800           2307000
10/31/99                         3512651           3177429           2898976
10/31/00                         3651049           3473883           3075234
10/31/01                         2286652           2086067           2309808
10/31/02                         1834810           1676781           1961027
10/31/03                         2073518           2042486           2368725
10/31/04                         2133858           2111522           2591622
10/31/05                         2516245           2297547           2817611
10/31/06                         2578600           2546602           3277727


*  Since inception of the Fund's Class I shares on 1/7/98.

This chart illustrates the total value of an assumed $2,000,000 investment in AllianceBernstein Premier Growth Institutional Fund Class I shares (from 1/7/98* to 10/31/06) as compared to the performance of the Fund's benchmark, the Russell 1000 Growth Index, and the overall stock market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2006
-------------------------------------------------------------------------------
                                                                       Returns
Class I Shares
1 Year                                                                    2.49%
5 Years                                                                   2.43%
Since Inception*                                                          2.93%

Class II Shares
1 Year                                                                    2.18%
5 Years                                                                   2.11%
Since Inception*                                                          2.58%

AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS
OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------
Class I Shares
1 Year                                                                    1.77%
5 Years                                                                   2.56%
Since Inception*                                                          2.77%

Class II Shares
1 Year                                                                    1.43%
5 Years                                                                   2.25%
Since Inception*                                                          2.43%


*  Inception Date: 1/7/98 for Class I and II shares.

See Historical Performance disclosures on page 3.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 5


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           Beginning              Ending
                                       Account Value       Account Value         Expenses Paid
                                         May 1, 2006    October 31, 2006         During Period*
-----------------------------------------------------------------------------------------------
Class I
Actual                                        $1,000             $965.30                 $4.46
Hypothetical (5% return before expenses)      $1,000           $1,020.67                 $4.58

Class II
Actual                                        $1,000             $963.42                 $5.94
Hypothetical (5% return before expenses)      $1,000           $1,019.16                 $6.11

* Expenses are equal to the classes' annualized expense ratios of 0.90% and 1.20%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


6 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


PORTFOLIO SUMMARY
October 31, 2006


PORTFOLIO STATISTICS
Net Assets ($mil): $79.5


SECTOR BREAKDOWN*
[ ] 26.9%  Technology
[ ] 20.8%  Health Care
[ ] 20.3%  Finance
[ ] 11.6%  Consumer Services
[ ]  6.0%  Energy                        [PIE CHART OMITTED]
[ ]  4.9%  Consumer Staples
[ ]  4.6%  Aerospace & Defense
[ ]  2.3%  Capital Goods
[ ]  1.7%  Basic Industry

[ ]  0.9%  Short-Term


TEN LARGEST HOLDINGS
October 31, 2006

                                                                    Percent of
Company                                           U.S. $ Value      Net Assets
-------------------------------------------------------------------------------
Apple Computer, Inc.                                $4,240,484          5.3%
Google, Inc. Class A                                 4,180,322          5.3
WellPoint, Inc.                                      4,067,856          5.1
The Procter & Gamble Co.                             3,429,399          4.3
The Boeing Co.                                       3,138,498          4.0
Halliburton Co.                                      2,869,445          3.6
QUALCOMM, Inc.                                       2,438,130          3.1
Alcon, Inc.                                          2,238,288          2.8
Gilead Sciences, Inc.                                2,211,690          2.8
Franklin Resources, Inc.                             2,176,636          2.7
                                                   $30,990,748         39.0%


* All data are as of October 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

   Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 7


PORTFOLIO OF INVESTMENTS
October 31, 2006

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-98.8%
Technology-26.8%
Communication Equipment-6.7%
Cisco Systems, Inc.(a)                           55,000       $1,327,150
Corning, Inc.(a)                                 67,900        1,387,197
Juniper Networks, Inc.(a)                         9,300          160,146
QUALCOMM, Inc.                                   67,000        2,438,130
                                                             ------------
                                                               5,312,623

Computer Hardware/Storage-6.8%
Apple Computer, Inc.(a)                          52,300        4,240,484
Hewlett-Packard Co.                              29,900        1,158,326
                                                             ------------
                                                               5,398,810

Computer Peripherals-1.6%
Network Appliance, Inc.(a)                       34,500        1,259,250

Internet Media-6.6%
Google, Inc.-Class A(a)                           8,775        4,180,322
Yahoo! Inc.(a)                                   42,100        1,108,914
                                                             ------------
                                                               5,289,236

Semiconductor Components-4.7%
Advanced Micro Devices, Inc.(a)                  59,800        1,271,946
Broadcom Corp.-Class A(a)                        66,650        2,017,496
NVIDIA Corp.(a)                                  14,400          502,128
                                                             ------------
                                                               3,791,570

Software-0.4%
Oracle Corp.(a)                                  16,600          306,602
                                                             ------------
                                                              21,358,091

Health Care-20.7%
Biotechnology-6.0%
Amgen, Inc.(a)                                    5,300          402,323
Genentech, Inc.(a)                               26,100        2,174,130
Gilead Sciences, Inc.(a)                         32,100        2,211,690
                                                             ------------
                                                               4,788,143

Drugs-2.5%
Eli Lilly & Co.                                   8,200          459,282
Teva Pharmaceutical Industries, Ltd. (ADR)       45,600        1,503,432
                                                             ------------
                                                               1,962,714

Medical Products-2.8%
Alcon, Inc.                                      21,100        2,238,288


8 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-9.4%
Caremark Rx, Inc.                                39,800       $1,959,354
Medco Health Solutions, Inc.(a)                  17,500          936,250
UnitedHealth Group, Inc.                         11,000          536,580
WellPoint, Inc.(a)                               53,300        4,067,856
                                                             ------------
                                                               7,500,040
                                                             ------------
                                                              16,489,185

Finance-20.2%
Banking - Money Center-5.3%
Credit Suisse Group                              11,600          701,568
JPMorgan Chase & Co.                             34,900        1,655,656
UBS AG                                           32,000        1,914,880
                                                             ------------
                                                               4,272,104

Banking - Regional-0.6%
Northern Trust Corp.                              8,200          481,504

Brokerage & Money Management-10.2%
The Charles Schwab Corp.                          7,200          131,184
Franklin Resources, Inc.                         19,100        2,176,636
Goldman Sachs Group, Inc.                        10,450        1,983,305
Legg Mason, Inc.(b)                              20,400        1,836,408
Merrill Lynch & Co., Inc.                        22,800        1,993,176
                                                             ------------
                                                               8,120,709

Insurance-2.4%
American International Group, Inc.               28,000        1,880,760

Miscellaneous-1.7%
Chicago Mercantile Exchange Holdings,
  Inc.-Class A                                    1,280          641,280
NYSE Group, Inc.(a)(b)                            9,800          725,102
                                                             ------------
                                                               1,366,382
                                                             ------------
                                                              16,121,459

Consumer Services-11.6%
Broadcasting & Cable-2.2%
Comcast Corp.-Special-Class A(a)                 21,700          878,416
Time Warner, Inc.                                43,700          874,437
                                                             ------------
                                                               1,752,853

Cellular Communications-1.3%
America Movil SA de CV Series L (ADR)            24,200        1,037,454

Miscellaneous-0.4%
Electronic Arts, Inc.(a)                          5,800          306,762

Restaurants & Lodging-3.9%
Hilton Hotels Corp.                              17,200          497,424
McDonald's Corp.                                 39,800        1,668,416
Starwood Hotels & Resorts Worldwide, Inc.        15,100          902,074
                                                             ------------
                                                               3,067,914


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 9


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Retail - General Merchandise-3.8%
Kohl's Corp.(a)                                  16,200       $1,143,720
Target Corp.                                     24,300        1,438,074
Wal-Mart Stores, Inc.                             9,400          463,232
                                                             ------------
                                                               3,045,026
                                                             ------------
                                                               9,210,009

Energy-6.0%
Oil Service-6.0%
Baker Hughes, Inc.                                5,200          359,060
GlobalSantaFe Corp.                              13,900          721,410
Halliburton Co.                                  88,700        2,869,445
Nabors Industries, Ltd.(a)                        6,900          213,072
Schlumberger, Ltd.                                9,700          611,876
                                                             ------------
                                                               4,774,863

Consumer Staples-4.9%
Household Products-4.3%
Procter & Gamble Co.                             54,100        3,429,399

Miscellaneous-0.1%
Fortune Brands, Inc.                                600           46,170

Retail - Food & Drug-0.5%
Whole Foods Market, Inc.                          6,400          408,576
                                                             ------------
                                                               3,884,145

Aerospace & Defense-4.6%
Aerospace-4.6%
Boeing Co.                                       39,300        3,138,498
Rockwell Collins, Inc.                            9,200          534,336
                                                             ------------
                                                               3,672,834

Capital Goods-2.3%
Electrical Equipment-0.6%
Emerson Electric Co.                              5,900          497,960

Miscellaneous-1.7%
General Electric Co.                             31,300        1,098,943
United Technologies Corp.                         3,000          197,160
                                                             ------------
                                                               1,296,103
                                                             ------------
                                                               1,794,063

Basic Industry-1.7%
Chemicals-1.7%
Monsanto Co.                                     29,900        1,322,178

Total Common Stocks
  (cost $63,546,904)                                          78,626,827


10 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-0.9%
Time Deposit-0.9%
State Street Euro Dollar
  4.60%, 11/1/06
  (cost $691,000)                               $   691         $691,000

Total Investments Before Security Lending
  Collateral-99.7%
  (cost $64,237,904)                                          79,317,827

INVESTMENT OF CASH COLLATERAL FOR
  SECURITIES LOANED-2.2%
Short Term Investment-2.2%
UBS Private Money Market Fund, LLC
  (cost $1,757,952)                           1,757,952        1,757,952

Total Investments-101.9%
  (cost $65,995,856)                                          81,075,779
Other assets less liabilities-(1.9)%                          (1,540,163)
Net Assets-100.0%                                            $79,535,616


(a)  Non-income producing security.

(b) Represents entire or partial securities out on loan. See Note E for securities lending information.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 11


STATEMENT OF ASSETS & LIABILITIES
October 31, 2006

Assets
Investments in securities, at value (cost $65,995,856--
  including investment of cash collateral for
  securities loaned of $1,757,952)                              $81,075,779(a)
Cash                                                                    703
Receivable for investment securities sold                         1,157,812
Receivable for capital stock sold                                   360,249
Dividends and interest receivable                                    24,862
Total assets                                                     82,619,405
Liabilities
Payable for collateral on securities loaned                       1,757,952
Payable for investment securities purchased                       1,071,604
Payable for capital stock redeemed                                  146,161
Advisory fee payable                                                 57,673
Distribution fee payable                                                597
Transfer Agent fee payable                                              296
Accrued expenses                                                     49,506
Total liabilities                                                 3,083,789
Net Assets                                                      $79,535,616
Composition of Net Assets
Capital stock, at par                                                $7,153
Additional paid-in capital                                      255,264,419
Accumulated net realized loss on investment transactions       (190,815,879)
Net unrealized appreciation of investments                       15,079,923
                                                                $79,535,616

Net Asset Value Per Share--6 billion shares of capital stock authorized, $.001 par value

                                                       Shares         Net Asset
Class                               Net Assets      Outstanding        Value
-------------------------------------------------------------------------------
I                                  $77,378,708       6,953,099        $11.13
II                                  $2,156,908         199,736        $10.80


(a)  Includes securities on loan with a value of $1,715,567 (see Note E).

     See notes to financial statements.


12 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


STATEMENT OF OPERATIONS
Year Ended October 31, 2006

Investment Income
Dividends (net of foreign taxes withheld of $13,060)                  $523,529
Interest                                                                39,018
Total income                                                           562,547
Expenses
Advisory fee                                                           615,270
Distribution fee--Class II                                               8,388
Transfer agency--Class I                                                42,500
Transfer agency--Class II                                                1,131
Custodian                                                              124,996
Administrative                                                          85,000
Audit                                                                   46,366
Directors' fees and expenses                                            31,717
Legal                                                                   28,533
Registration fees                                                       27,690
Printing                                                                23,960
Miscellaneous                                                            9,062
Total expenses                                                       1,044,613
Less: expenses waived and reimbursed by the Adviser
  (see Note B)                                                        (297,785)
Less: expense offset arrangement (see Note B)                             (116)
Net expenses                                                           746,712
Net investment loss                                                   (184,165)
Realized and Unrealized Gain (Loss) on Investment
Transactions
Net realized gain on investment transactions                         7,053,273
Net change in unrealized appreciation/depreciation of
  investments                                                       (5,515,707)
Net gain on investment transactions                                  1,537,566
Net Increase in Net Assets from Operations                          $1,353,401


See notes to financial statements.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 13


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended      Year Ended
                                                    October 31,     October 31,
                                                       2006            2005
Increase (Decrease) in Net Assets
from Operations
Net investment loss                                  $(184,165)      $(176,787)
Net realized gain on investment
  transactions                                       7,053,273       2,380,271
Net change in unrealized
  appreciation/depreciation of
  investments                                       (5,515,707)      8,592,346
Net increase in net assets from
  operations                                         1,353,401      10,795,830
Capital Stock Transactions
Net increase                                         2,730,304       2,756,514
Total increase                                       4,083,705      13,552,344
Net Assets
Beginning of period                                 75,451,911      61,899,567
End of period (including accumulated
  net investment income of $0
  and $0, respectively)                            $79,535,616     $75,451,911


See notes to financial statements.


14 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


NOTES TO FINANCIAL STATEMENTS
October 31, 2006


NOTE A

Significant Accounting Policies

AllianceBernstein Institutional Funds, Inc. (the "Company"), was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of two funds, AllianceBernstein Premier Growth Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund. This report relates only to the AllianceBernstein Premier Growth Institutional Fund (the "Fund"). The Premier Growth Institutional Fund offers Class I and Class II shares. Sales are made without a sales charge, at each Fund's net asset value per share. Both classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period.Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 15


or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and


16 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged to each Fund in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund average daily


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 17


net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90% and 1.20% of average daily net assets for Class I and Class II of the Fund. For the year ended October 31, 2006, such reimbursements amounted to $212,785.

Pursuant to the advisory agreement, the Adviser provides to the Fund certain legal and accounting services. For the year ended October 31, 2006, the Adviser voluntarily agreed to waive all of its fees for the Fund. Such waiver amounted to $85,000.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $36,000 for the year ended October 31, 2006.

For the year ended October 31, 2006, the Fund's expenses were reduced by $116, under an expense offset arrangement with ABIS.

Brokerage commissions paid on investment transactions for the year ended October 31, 2006, amounted to $108,382, of which $1,614 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management,Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30% of average daily net assets attributable to Class II shares. There are no distribution and servicing fees on Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs


18 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


incurred by the Distributor beyond the current fiscal year for Class II shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2006, were as follows:

                                                    Purchases         Sales
Investment securities (excluding
  U.S. government securities)                      $75,603,669     $73,573,303
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                               $66,458,930
Gross unrealized appreciation                                      $16,087,988
Gross unrealized depreciation                                       (1,471,139)
Net unrealized appreciation                                        $14,616,849

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (formerly UBS Warburg LLC) (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any losses resulting from a borrower's failure to return a loaned security when due. As of October 31, 2006, the Fund had loaned securities with a value of $1,715,567 and received cash collateral which was invested in a money market fund valued at $1,757,952 as included in the accompanying portfolio of investments. For the year ended October 31, 2006, the Fund earned fee income of $7,349 which is included in interest income in the accompanying statement of operations.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 19


NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class I
Shares sold            2,239,599     2,450,223     $25,875,693     $24,348,208
Shares redeemed       (1,940,417)   (2,082,059)    (21,987,759)    (20,246,551)
Net increase             299,182       368,164      $3,887,934      $4,101,657

Class II
Shares sold               17,440        27,713        $186,335        $261,425
Shares redeemed         (121,743)     (167,005)     (1,343,965)     (1,606,568)
Net decrease            (104,303)     (139,292)    $(1,157,630)    $(1,345,143)

NOTE G

Risk Involved in Investing in the Funds

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Funds' maxiumum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2006.


20 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


NOTE I

Components of Accumulated Earnings/(Deficit) and Distributions to Shareholders

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                           $(190,352,805)(a)
Unrealized appreciation/(depreciation)                            14,616,849(b)
Total accumulated earnings/(deficit)                           $(175,735,956)

(a) On October 31, 2006, the Fund had a net capital loss carryforward for federal income tax purposes of $190,352,805, of which $100,202,359 expires in the year 2009, $71,321,142 expires in the year 2010 and $18,829,304 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2006, $6,930,119 of capital loss carryforward was utilized.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to net operating losses resulted in a net decrease in accumulated net investment loss and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i)  The Adviser agreed to establish a $250 million fund (the
"Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reim-


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 21


bursement Fund is to be paid, in order of priority, to fund investors based on
(i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206


22 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 23


WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions


24 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and
(iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 estab-


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 25


lishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

NOTE L

Subsequent Event

On November 7, 2006, the shareholders of AllianceBernstein Premier Growth Institutional Fund ("Premier Growth Institutional") approved the proposed acquisition of the assets of Premier Growth Institutional by AllianceBernstein Large Cap Growth Fund ("Large Cap Growth") (the "Acquisition"). The Acquisition took place on December 15, 2006. All of Premier Growth Institutional's assets were transferred to Large Cap Growth, and shareholders of Premier Growth Institutional received shares of Large Cap Growth in exchange for their shares.


26 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class I
                                            --------------------------------------------------------------
                                                                Year Ended October 31,
                                            --------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            --------------------------------------------------------------
Net asset value,
  beginning of period                         $10.86        $9.21        $8.95        $7.92        $9.87
Income From Investment
  Operations
Net investment loss(a)(b)                       (.02)        (.02)        (.03)        (.01)        (.02)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .29         1.67          .29         1.04        (1.93)
Net increase (decrease) in
  net asset value from
  operations                                     .27         1.65          .26         1.03        (1.95)
Net asset value, end of period                $11.13       $10.86        $9.21        $8.95        $7.92
Total Return
Total investment return based
  on net asset value(c)                         2.49%       17.92%        2.91%       13.01%      (19.76)%
Ratios/Supplemental Data
Net assets, end of period(d)                 $77,379      $72,240      $57,912      $74,042      $67,380
Ratio to average net assets of:
  Expenses, net of
    waivers/
    reimbursements                               .90%(e)      .90%         .90%         .90%         .90%
  Expenses, before
    waivers/
    reimbursements                              1.26%(e)     1.38%        1.49%        1.54%        1.32%
  Net investment loss(b)                        (.21)%(e)    (.25)%       (.30)%       (.08)%       (.23)%
Portfolio turnover rate                           91%          73%          74%          91%          96%


See footnote summary on page 28.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 27


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                        Class II
                                            --------------------------------------------------------------
                                                                 Year Ended October 31,
                                            --------------------------------------------------------------
                                                2006         2005         2004         2003         2002
                                            --------------------------------------------------------------
Net asset value,
  beginning of period                         $10.57        $8.99        $8.76        $7.78        $9.73
Income From Investment
  Operations
Net investment loss(a)(b)                       (.06)        (.05)        (.05)        (.03)        (.05)
Net realized and unrealized
  gain (loss) on investment
  transactions                                   .29         1.63          .28         1.01        (1.90)
Net increase (decrease) in
  net asset value from
  operations                                     .23         1.58          .23          .98        (1.95)
Net asset value, end of period                $10.80       $10.57        $8.99        $8.76        $7.78
Total Return
Total investment return based
  on net asset value(c)                         2.18%       17.58%        2.63%       12.60%      (20.04)%
Ratios/Supplemental Data
Net assets, end of period(d)                  $2,157       $3,212       $3,988      $20,574      $20,672
Ratio to average net assets of:
  Expenses, net of
    waivers/
    reimbursements                              1.20%(e)     1.20%        1.20%        1.20%        1.20%
  Expenses, before
    waivers/
    reimbursements                              1.55%(e)     1.68%        1.72%        1.80%        1.60%
  Net investment loss(b)                        (.52)%(e)    (.53)%       (.61)%       (.39)%       (.52)%
Portfolio turnover rate                           91%          73%          74%          91%          96%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales change or contingent deferred sales change is not reflected on the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized

(d)  000's omitted.

(e)  The ratio includes expenses attributable to costs of proxy solicitation.


28 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
AllianceBernstein Premier Growth Institutional Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the AllianceBernstein Premier Growth Institutional Fund (one of the funds constituting the AllianceBernstein Institutional Funds, Inc.) (the "Fund") as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Premier Growth Institutional Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


New York, New York
December 19, 2006

ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 29


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of Shareholders of AllianceBernstein Premier Growth Institutional Fund, Inc. (the "Fund") was held on November 7, 2006. A description of the proposal and number of shares voted at the Meeting are as follows:

                                                         Voted
                                     Voted For         Against       Abstained
                                ----------------------------------------------
1.   The acquisition of the          5,689,175               0          91,901
     Fund by AllianceBernstein
     Large Cap Growth Fund, Inc.


30 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Thomas J. Bardong, Vice President
David P. Handke, Jr., Vice President
Syed J. Hasnain, Vice President
James G. Reilly, Vice President
Michael J. Reilly, Vice President
P. Scott Wallace, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered
Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernstein Premier Growth Institutional Fund's portfolio are made by the Adviser's Large Cap Growth Investment Team. While all members of the team work jointly to determine the majority of the investment strategy, including security selection for the Fund, Messrs. James G. Reilly, David P. Handke, Jr., Michael Reilly, P. Scott Wallace and Syed J. Hasnain are primarily responsible for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 31


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                PORTFOLIOS
                                                                  IN FUND         OTHER
   NAME, ADDRESS,                   PRINCIPAL                     COMPLEX      DIRECTORSHIPS
       AGE,                       OCCUPATION(S)                 OVERSEEN BY      HELD BY
  (YEAR ELECTED*)              DURING PAST 5 YEARS                DIRECTOR       DIRECTOR
---------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +          Executive Vice President of the            111       SCB Partners,
1345 Avenue               Adviser since 2001 and Executive                         Inc.;
of the Americas           Managing Director of AllianceBernstein                 SCB, Inc.
New York, NY 10105        Investments, Inc. ("ABI") since 2003;
49                        prior thereto he was head of
(2003)                    AllianceBernstein Institutional
                          Investments, a unit of the Adviser,
                          from 2001-2003. Prior thereto,
                          Chief Executive Officer of Sanford
                          C. Bernstein & Co., LLC (institutional
                          research and brokerage arm of Bernstein
                          & Co., LLC) and its predecessor since
                          prior to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #  Investment adviser and an                  113           None
P.O. Box 5060             independent consultant. He
Greenwich, CT 06831       was formerly Senior Manager
Chairman of the Board     of Barrett Associates, Inc., a
74                        registered investment adviser,
(1997)                    with which he had been associated
                          since prior to 2001. He was formerly
                          Deputy Comptroller and Chief
                          Investment Officer of the State of
                          New York and, prior thereto,
                          Chief Investment Officer of the
                          New York Bank for Savings.

Ruth Block, # **          Formerly:  Executive Vice                  100           None
500 SE Mizner Blvd.       President and Chief Insurance
Boca Raton, FL 33432      Officer of The Equitable Life
76                        Assurance Society of the United
(1997)                    States; Chairman and Chief
                          Executive Officer of Evlico (insurance);
                          Director of Avon, BP (oil and gas),
                          Ecolab Incorporated (specialty
                          chemicals), Tandem Financial Group
                          and Donaldson, Lufkin & Jenrette
                          Securities Corporation; Governor
                          at Large, National Association of
                          Securities Dealers, Inc.


32 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


                                                                PORTFOLIOS
                                                                  IN FUND         OTHER
   NAME, ADDRESS,                   PRINCIPAL                     COMPLEX      DIRECTORSHIPS
       AGE,                       OCCUPATION(S)                 OVERSEEN BY      HELD BY
  (YEAR ELECTED*)              DURING PAST 5 YEARS                DIRECTOR       DIRECTOR
---------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
David H. Dievler, #       Independent consultant. Until              112           None
P.O. Box 167              December 1994, he was Senior
Spring Lake, NJ 07762     Vice President of AllianceBernstein
77                        Corporation ("ABCorp.") (formerly
(1997)                    Alliance Capital Management
                          Corporation ("ACMC")) responsible
                          for mutual fund administration. Prior
                          to joining ABCorp. in 1984, he was
                          Chief Financial Officer of Eberstadt
                          Asset Management since 1968. Prior
                          to that, he was a Senior Manager at
                          Price Waterhouse & Co. Member
                          of American Institute of Certified
                          Public Accountants since 1953.

John H. Dobkin, #         Consultant. Formerly President             111           None
P.O. Box 12               of Save Venice, Inc. (preservation
Annandale, NY 12504       organization) from 2001-2002,
64                        a Senior Advisor from June 1999-
(1997)                    June 2000 and President of Historic
                          Hudson Valley (historic preservation)
                          from December 1989-May 1999.
                          Previously, Director of the National
                          Academy of Design and during
                          1988-1992, he was Director and
                          Chairman of the Audit Committee
                          of ABCorp. (formerly ACMC).

Michael J. Downey, #      Consultant since 2004. Formerly            111       Asia Pacific
c/o AllianceBernstein L.P.managing partner of Lexington                          Fund, Inc.
1345 Avenue of the        Capital, LLC (investment advisory                      and The
Americas                  firm) from December 1997 until                       Merger Fund
Attn: Philip L. Kirstein  December 2003. Prior thereto,
New York, NY 10105        Chairman and CEO of Prudential
62                        Mutual Fund Management (1987-
(2005)                    1993).

D. James Guzy, #          Chairman of the Board of PLX              111     Intel Corporation
P.O. Box 128              Technology (semi-conductors) and                  (semi-conductors),
Glenbrook, NV 89413       of SRC Computers Inc., with which                    Cirrus Logic
70                        he has been associated since prior to                Corporation
(2005)                    2001. He is also President of the                  (semi-conductors)
                          Arbor Company (private family                          and the
                          investments)                                        Davis Selected
                                                                              Advisors Group
                                                                             of Mutual Funds


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 33


                                                                PORTFOLIOS
                                                                  IN FUND         OTHER
   NAME, ADDRESS,                   PRINCIPAL                     COMPLEX      DIRECTORSHIPS
       AGE,                       OCCUPATION(S)                 OVERSEEN BY      HELD BY
  (YEAR ELECTED*)              DURING PAST 5 YEARS                DIRECTOR       DIRECTOR
---------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)
Nancy P. Jacklin, #          Formerly US Executive Director of          111      None
4046 Chancery Court          the International Monetary Fund
NW Washington, DC            (December 2002-May 2006); partner,
20007                        Clifford Chance (1992-2002); Senior
58                           Counsel, International Banking and
(2006)                       Finance, and Associate General
                             Counsel, Citicorp (1985-1992);
                             Assistant General Counsel
                             (International), Federal Reserve Board
                             of Govenors (1982-1985); and
                             Attorney Advisor, US Department of
                             the Treasury (1973-1982). Member of
                             the Bar of the District of Columbia and
                             of New York; member of the Council
                             on Foreign Relations.

Marshall C. Turner, Jr., #   Principal of Turner Venture                111     The George
220 Montgomery Street        Associates (venture capital and                 Lucas Educational
Penthouse 10                 consulting) since prior to 2001.                 Foundation and
San Francisco, CA 94104      From 2003 until May 31, 2006,                       National
65                           he was CEOof Toppan Photomasks,                   Datacast, Inc.
(2005)                       Inc., Austin, Texas (semi-conductor
                             manufacturing services).


*  There is no stated term of office for the Fund's Directors.

** Ms.Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

# Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

+ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


34 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


Officers of The Fund

Certain information concerning the Fund's Officers is listed below.


 NAME, ADDRESS*       PRINCIPAL POSITION(S)             PRINCIPAL OCCUPATION
    AND AGE              HELD WITH FUNDS                DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------
Marc O. Mayer         President                See biography above.
49

Philip L. Kirstein    Senior Vice President    Senior Vice President and
61                    and Independent          Independent Compliance Officer of the
                      Compliance Officer       AllianceBernstein Funds with which
                                               he has been associated since October
                                               2004. Prior thereto, he was Of Counsel
                                               to Kirkpatrick & Lockhart, LLP from
                                               October 2003 to October 2004, and
                                               General Counsel of Merrill Lynch
                                               Investment Managers, L.P. since prior to
                                               2001 until March 2003.

Thomas Bardong        Vice President           Senior Vice President of the Adviser**,
61                                             with which he has been associated
                                               since prior to 2001.

David P. Handke, Jr.  Vice President           Senior Vice President of the Adviser**,
57                                             with which he has been associated
                                               since prior to 2001.

Syed J. Hassain       Vice President           Senior Vice President of the Adviser**,
42                                             with which he has been associated
                                               since prior to 2001.

James G. Reilly       Vice President           Executive Vice President of the
45                                             Adviser**, with which he has been
                                               associated since prior to 2001.

Michael J. Reilly     Vice President           Senior Vice President of the Adviser**,
42                                             with which he has been associated
                                               since prior to 2001.

P. Scott Wallace      Vice President           Senior Vice President of the Adviser**,
42                                             with which he has been associated since prior to 2001.

Emilie D. Wrapp       Secretary                Senior Vice President, Assistant
51                                             General Counsel and Assistant
                                               Secretary of ABI**, with which she has
                                               been associated since prior to 2001.

Joseph J. Mantineo    Treasurer and Chief      Senior Vice President of
47                    Financial Officer        AllianceBernstein Investor Services, Inc.
                                               ("ABIS")**,with which he has been
                                               associated since prior to 2001.

Vincent S. Noto       Controller               Vice President of ABIS**, with which
42                                             he has been associated since prior to
                                               2001.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

** The Adviser, ABI and ABIS are affiliates of the Fund.

   The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 35


Information Regarding the Review and Approval of the Fund's Advisory Agreement

In this disclosure, the term "Company" refers to AllianceBernstein Institutional Funds, Inc., and the term "Fund" refers to AllianceBernstein Premier Growth Institutional Fund.

The Company's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Company and the Adviser in respect of the Fund at a meeting held on June 14, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Company's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Company's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

    1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to two securities indices;


36 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


    2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

    3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

    4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

    5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

    6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

    7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

    8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

    9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

   10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

   11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

   12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

   13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

   14.    the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 37


the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Company who are affiliated persons of the Adviser and of the officers of the Company.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and


38 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 39


dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, annually and had made a special presentation to the directors in May 2006 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of the Class II Shares of the Fund and retains a portion of such 12b-1 fees. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting the directors reviewed information from a report prepared by Lipper showing performance of the Class I Shares of the Fund as compared to a Performance Group of 16 to 11 funds (depending on the year) in its Lipper category selected by Lipper and as compared to a Performance Universe of 95 to 70 funds (depending on the year) in its Lipper category selected by Lipper for periods ended December 31, 2005 over the 1-, 3- and 5-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class I Shares of the Fund as compared to the Russell 1000 Growth Index (the "Russell Index") and the Standard & Poor's 500 Stock Index (the "S&P Index") for periods ended December 31, 2005 over the 1-, 3-, 5-year and since inception periods (January 1998 inception). The directors noted that in the Performance Group comparison the Fund was in the 1st quintile in the 1-year period, 2nd quintile in the 3-year period and 4th quintile in the 5-year period, and in the Performance Universe comparison the Fund was in the 1st quintile in the 1-year


40 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


period, 2nd quintile in the 3-year period and 3rd quintile in the 5-year period. The comparative information showed that the Fund underperformed the Russell Index in the 5-year period but outperformed the Russell Index in the 1- and 3-year and since inception periods, and underperformed the S&P Index in the 5-year and since inception periods but outperformed the S&P Index in the 1- and 3-year periods. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products managed by it that have a substantially similar investment style as the Fund. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at much lower asset levels than those in the fee schedule applicable to the Fund and that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also reviewed information that indicated that the Adviser sub-advises certain registered investment companies with investment strategies similar to the Fund at lower fee rates than those paid by the Fund. The directors also noted that the Adviser advises two other AllianceBernstein funds with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and sub-advised funds and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Company's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 41


are not provided to non-investment company clients or to investment company clients when the Adviser acts in a pure sub-advisory capacity, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class I shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/ objective with a similar load type as the Fund. The Class I expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's at approximate current size contractual effective fee rate of 75.0 basis points was slightly lower than the Expense Group median. The directors noted that in the Fund's latest fiscal year, the administrative expense reimbursement of 13 basis points had been waived by the Adviser. The directors further noted that the Fund's total expense ratio, which had been capped by the Adviser, was slightly lower than the Expense Group median and the same as the Expense Universe median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints


42 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


(if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 43


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Institutional Funds, Inc. (the "Company") in respect of AllianceBernstein Premier Growth Institutional Fund (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Company for the Directors of the Company, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Company to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

    1. Management fees charged to institutional and other clients of the Adviser for like services;

    2. Management fees charged by other mutual fund companies for like services;

    3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

    4. Profit margins of the Adviser and its affiliates from supplying such services;

    5.    Possible economies of scale as the Fund grows larger; and

    6. Nature and quality of the Adviser's services including the performance of the Fund.


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class I shares of the Fund.

(2)  Future references to the Fund do not include "AllianceBernstein."


44 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

            Net Assets          Advisory Fee
             02/28/06      Based on % of Average
Category    (million)         Daily Net Assets                  Fund
-------------------------------------------------------------------------------
Growth        $90.7       75 bp on 1st $2.5 billion         Premier Growth
                          65 bp on next $2.5 billion      Institutional Fund
                          60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                                    As a % of
                                                                  Average Daily
Fund                                                 Amount         Net Assets
-------------------------------------------------------------------------------
Premier Growth Institutional Fund(4)                $85,000            0.13%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking.

                                          Expense Cap         Gross
                                      Pursuant to Expense    Expense    Fiscal
Fund                                 Limitation Undertaking   Ratio    Year End
--------------------------------------------------------------------------------
Premier Growth Institutional Fund       Class I    0.90%      1.38%   October 31
                                        Class II   1.20%      1.68%


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)  The Adviser waived this expense reimbursement by the Fund.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 45


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth


46 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                  Net Assets   AllianceBernstein ("AB")  Effective     Fund
                   02/28/06     Institutional ("Inst.")   AB Inst.   Advisory
Fund                ($MIL)           Fee Schedule         Adv. Fee    Fee(5)
-------------------------------------------------------------------------------
Premier Growth       $90.7    Large Cap Growth             0.538%     0.750%
Institutional Fund            80 bp on 1st $25 million
                              50 bp on next $25 million
                              40 bp on next $50 million
                              30 bp on next $100 million
                              25 bp on the balance
                              Minimum Account Size: $10 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                  AVPS Portfoliio         Fee Schedule
-------------------------------------------------------------------------------
Premier Growth        Large Cap Growth        75 bp on 1st $2.5 billion
Institutional Fund    Portfolio               65 bp on next $2.5 billion
                                              60 bp on the balance

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

Fund                       ACITM Mutual Fund                        Fee
-------------------------------------------------------------------------------
Premier Growth       Alliance American Premier Growth-
Institutional Fund   Hedge / Non-Hedge                              0.95%
                     Alliance American Premier Growth FVA(6)        0.735%
                     Alliance American Premier Growth F / FB(6)     0.70%

(5) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.

(6)  This ACITM fund is privately placed or institutional.


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 47


The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees for each of these sub-advisory relationships:

Fund                     Sub-advised Fund      Fee Schedule
-------------------------------------------------------------------------------
Premier Growth           Client # 1(7)         0.60% on the first $1 billion
Institutional Fund                             0.55% on the next $500 million
                                               0.50% on the next $500 million
                                               0.45% on the next $500 million
                                               0.40% thereafter

                         Client # 2            0.35% on first $50 million
                                               0.30% on next $100 million
                                               0.25% thereafter

                         Client # 3            0.40% on first $300 million
                                               0.37% on next $300 million
                                               0.35% on next $300 million
                                               0.32% on next $600 million
                                               0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's

(7)  This is the fee schedule of a fund managed by an affiliate of the Adviser.


48 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(8)

                                      Effective           Lipper
Fund                               Management Fee(9)   Group Median       Rank
-------------------------------------------------------------------------------
Premier Growth Institutional Fund       0.750              0.771          7/16

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(10) and Lipper Expense Universe.(11) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

                                    Lipper     Lipper     Lipper      Lipper
                      Expense       Group      Group     Universe    Universe
Funds                Ratio %(12)   Median %    Rank      Median %      Rank
-------------------------------------------------------------------------------
Premier Growth         0.900        0.931      7/16       0.901        47/97
Institutional Fund

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and a total expense ratio basis.

(8) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(9) The effective management fee rate for the Fund does not reflect the aforementioned payments (waived) made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(10) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(11) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(12) The total expense ratio shown is for the Fund's Class I shares


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 49


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR
SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar year 2005 relative to 2004.

Although the Adviser does not procure direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(13)

(13) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


50 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


ABI received the amount set forth below in Rule 12b-1 fees for the Fund during Fund's most recent fiscal year:

Fund                                                        12b-1 Fees Received
-------------------------------------------------------------------------------
Premier Growth Institutional Fund                                 $10,885

AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, charges the Fund a flat fee of $18,000 for each share class. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                                  ABIS Fee
-------------------------------------------------------------------------------
Premier Growth Institutional Fund                                      $36,000

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data,


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 51


researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES
INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1, 3, and 5 year performance rankings of the Fund(14) relative to its Lipper Performance Group(15) and Lipper Performance Universe(16) for the periods ended December 31, 2005:

         Premier Growth
       Institutional Fund                                 Group        Universe
-------------------------------------------------------------------------------
          1 year                                          3/16            7/95
          3 year                                          4/15           25/84
          5 year                                          7/11           38/70

Set forth below are the 1, 3, 5 year and since inception performance returns of the Funds (in bold)(17) versus its benchmarks:(18)

                                         Periods Ending December 31, 2005
                                              Annualized Performance
-------------------------------------------------------------------------------
                                          1        3        5        Since
Fund                                     Year     Year     Year    Inception
-------------------------------------------------------------------------------
Premier Growth
Institutional Fund                      15.19    15.67    -3.66      2.99
Russell 1000 Growth Index                5.26    13.23    -3.58      1.88
S&P 500 Stock Index                      4.91    14.38     0.54      4.69

(14)  The performance rankings are for the Class I shares of the Funds.

(15)  The Lipper Performance Group is identical to the Lipper Expense Group.

(16) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(17)  The performance returns shown are for the Class I shares of the Funds.

(18) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


52 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Funds is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Funds is based on an evaluation of all of these factors and no single factor was dispositive.
Dated: July 17, 2006


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 53


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------------
Growth Funds
-----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

-----------------------------------------
Value Funds
-----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National                Michigan
Insured National        Minnesota
Arizona                 New Jersey
California              New York
Insured California      Ohio
Florida                 Pennsylvania
Massachusetts           Virginia

-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

-----------------------------------------
Retirement Strategies Funds
-----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


54 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


NOTES


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND o 55


NOTES


56 o ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND


ALLIANCEBERNSTEIN PREMIER GROWTH INSTITUTIONAL FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


IPG-0151-1006





-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------

AllianceBernstein Real Estate Investment Institutional Fund


Annual Report

October 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


December 19, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Real Estate Investment Institutional Fund (the "Fund") for the annual reporting period ended October 31, 2006.

Investment Objective and Policies

This open-end fund seeks total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in real estate investment trusts (REITs) and other real estate industry companies. The Fund invests in real estate companies that AllianceBernstein believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

Investment Results

The table on page 5 shows the Fund's performance compared to its benchmark, the Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts (NAREIT) Equity Index, as well as the broad U.S. equity market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended October 31, 2006.

Please note, since March 6, 2006, FTSE, the global index provider took over the calculations of the NAREIT Domestic Real Estate Index Series, which have been renamed the FTSE NAREIT US Real Estate Index Series. The new series adopts FTSE's standard index methodology, including free-float adjustments and minimum liquidity and size criteria.

The Fund outperformed both its benchmark and the S&P 500 Stock Index for the 12-month period ended October 31, 2006, due primarily to strong security and sector selection.

During the 12-month period under review, security selection drove most of the Fund's outperformance. Sector selection was also a contributor to the Fund's performance versus the FTSE NAREIT Equity Index; in particular, security selection within the industrial/office sector made a meaningful contribution. Niche office names were strong contributors throughout the annual reporting period. These names have enjoyed an evolution in fundamentals that, in general, has been better than expected. Security selection in retail was also strong. The Fund benefited from its early sale of a mall owner that faced numerous problems. The Fund's lodging names detracted from performance, somewhat offsetting positive security selection in the office sector. Hotel names that are viewed as somewhat more exposed to leisure travel and those that were involved in a meaningful corporate action, such as an acquisition, were penalized by investors.

The Fund underperformed its benchmark, the FTSE NAREIT Equity Index, for the six-month period ended October 31, 2006, although it outperformed the S&P 500 Stock Index over the same period.

During the six-month period under review, the Fund's underperformance


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 1


versus the benchmark was driven by unfavorable sector selection. In particular, the Fund's overweight in lodging stocks and underweight in health care stocks were the key detractors to overall performance. The lodging sector, one of the Fund's largest overweights, significantly underperformed the FTSE NAREIT Equity Index. This poor performance occurred despite continued solid fundamentals for this property type. During the last six months of the reporting period, investor anxiety related to consumer spending translated into concerns about a slowdown in leisure travel. Other than some localized deceleration of leisure travel in lower-priced hotels, there has been little data so far to support this concern. Upscale, Upper-Upscale and Luxury properties have continued to enjoy strong revenue-per-average-room (RevPAR) growth. Fund holdings in lodging stocks are estimated to derive 70% or more of hotel revenues from corporate (business) travel. Lodging fundamentals continue to be strong and are characterized by limited supply growth, strong overall demand and tight conditions in the major cities.

The Fund's underweight in health care REITs also detracted from performance. Health care is viewed as a defensive sector because rental cash flows are fairly predictable: tenants typically cover all the property expenses during the rental period and contracts are long dated. Given this, health care stocks performed well as worries about a potential economic slowdown weighed on investors' sentiment during most of the annual reporting period.

Security selection was positive in most sectors but poor in the lodging sector during the six-month period ended October 31, 2006. Stock selection in the retail, industrial/office and diversified sectors was particularly strong. In retail, the Fund derived most of its relative performance from both shopping center overweights and regional mall positions. Shopping centers, especially those that are anchored by a strong supermarket name, benefit from exposure to a tenant roster that caters primarily to non-discretionary consumer spending. These shopping centers are likely to fare better than other retail formats in a consumer spending slowdown, and real estate investors are beginning to anticipate that trend.

In the diversified sector, stock selection was driven primarily by a company that focuses on data-storage-specialized real estate. This space is in high demand and occupancy rates have increased significantly as of late.

Stock selection in lodging was a detractor from the Fund's performance during the six-month period under review. A number of Fund holdings are generally smaller, attractively valued hotels that are transforming their asset base through redevelopment and upgrades. These names performed poorly as investor anxiety about the fundamentals of the sector was exacerbated by the risk involved in the upgrading process. It is believed that a longer cycle will reward these owners for the upgrades to their asset base. Lodging fundamentals have continued to improve and RevPAR growth has ex-


2 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


ceeded expectations during the annual reporting period. Underpinning solid lodging fundamentals is a healthy supply/demand balance. Supply growth under 1.5% for 2006 and 2% for 2007 is expected to lag lodging demand. This should lend support to strong occupancy and pricing over the near to medium term.

Market Review and Investment Strategy

REITs' performance as measured by the FTSE NAREIT Equity Index gained 36.36% during the 12-month period ended October 31, 2006, exceeding the S&P 500 Stock Index return of 16.33%, as real estate fundamentals continued to improve during the annual reporting period. The U.S. economy and consumer spending were robust for the 12-month period. Industrial/office and residential sectors posted strong performance, ahead of the FTSE NAREIT Equity Index, while the specialty, health care and retail sectors lagged the Index. Throughout most of the 12-month period, the Fund held overweight positions in industrial/office, residential and lodging sectors and underweight positions in health care, specialty and diversified sectors.

During the six-month period ended October 31, 2006, the FTSE NAREIT Equity Index returned 18.68%, outperforming the S&P 500 Stock Index return of 6.10%. Overall, REITs' trading environment during this six-month period was dominated by interest-rate concerns earlier in the reporting period, and then by fears of a consumer-led economic slowdown. REIT privatizations continue providing support to public real-estate markets valuations. During the six-month period, lodging, retail and specialty sectors underperformed the FTSE NAREIT Equity Index. Other sectors performed strongly. During this period, the Fund held overweight positions in lodging, industrial/office, residential and self-storage properties. The Fund had underweight positions in health care, diversified and specialty REITs. At this point in the cycle, short duration cash flows in sectors with attractive supply-demand are preferred by the REIT Investment Policy Group.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 3


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged FTSE NAREIT Equity Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity Index is a market value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities which involve prepayment risk. Prepayment risk is the risk that early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a fund to a lower rate of return upon reinvestment of principal. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. Investment in a fund that invests in a single sector, such as real estate, is more risky than a more diversified fund. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK
PERIODS ENDED OCTOBER 31, 2006
                                                 Returns
                                        --------------------------
                                          6 Months     12 Months
------------------------------------------------------------------
AllianceBernstein Real Estate Investment
Institutional Fund
   Class I                                 17.67%       38.85%
FTSE NAREIT Equity Index                   18.68%       36.36%
S&P 500 Stock Index                         6.10%       16.33%


GROWTH OF A $2,000,000 INVESTMENT IN THE FUND
12/9/97* TO 10/31/06

AllianceBernstein Real Estate Investment Institutional Fund Class I: $5,908,800 FTSE NAREIT Equity Index: $6,389,240
S&P 500 Stock Index: $3,262,383

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

            AllianceBernstein
         Real Estate Investment
           Institutional Fund        S&P 500             FTSE NAREIT
                 Class I           Stock Index           Equity Index
------------------------------------------------------------------------
12/9/97*       $2,000,000          $2,000,000             $2,000,000
10/31/98       $1,627,800          $2,296,200             $1,707,400
10/31/99       $1,510,440          $2,885,405             $1,587,199
10/31/00       $1,786,540          $3,060,838             $1,877,656
10/31/01       $1,930,360          $2,298,995             $2,145,974
10/31/02       $2,018,964          $1,951,847             $2,282,672
10/31/03       $2,724,793          $2,357,636             $3,057,183
10/31/04       $3,623,430          $2,579,490             $3,972,503
10/31/05       $4,255,718          $2,804,421             $4,685,568
10/31/06       $5,908,800          $3,262,383             $6,389,240

*Since inception of the Fund's Class I shares on 12/9/97.

This chart illustrates the total value of an assumed $2,000,000 investment in AllianceBernstein Real Estate Investment Institutional Fund Class I shares (from 12/9/97* to 10/31/06) as compared to the performance of the Fund's benchmark, the FTSE NAREIT Equity Index, and the overall stock market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2006
---------------------------------------------------------------
Class I Shares
1 Year                                                38.85%
5 Years                                               25.08%
Since Inception*                                      12.95%

AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
---------------------------------------------------------------
Class I Shares
1 Year                                                28.24%
5 Years                                               22.89%
Since Inception*                                      12.35%


* Inception Date: 12/9/97.

See Historical Performance disclosures on page 4.


6 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                          Beginning            Ending
                                      Account Value     Account Value   Expenses Paid
                                        May 1, 2006  October 31, 2006  During Period*
=====================================================================================
Class I
Actual                                     $  1,000       $  1,176.72         $  3.35
Hypothetical (5% return before expenses)   $  1,000       $  1,022.13         $  3.11
-------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 7


PORTFOLIO SUMMARY
October 31, 2006

PORTFOLIO STATISTICS
Net Assets ($mil): $1,187.0


SECTOR BREAKDOWN*
[ ]   19.8%   Apartments              [PIE CHART OMITTED]
[ ]   16.5%   Office
[ ]   12.2%   Diversified & Others
[ ]   12.1%   Lodging
[ ]   12.0%   Regional Malls
[ ]    8.2%   Shopping Centers
[ ]    7.5%   Warehouse & Industrial
[ ]    5.3%   Self Storage
[ ]    3.1%   Health Care
[ ]    1.2%   Restaurants & Lodging
[ ]    0.4%   Specialty

[ ]    1.7%   Short Term


TEN LARGEST HOLDINGS
October 31, 2006

                                                    Percent of
Company                               U.S. $ Value  Net Assets
Simon Property Group, Inc.           $  81,962,110        6.9%
ProLogis Trust                          70,372,880        5.9
Public Storage, Inc.                    62,850,826        5.3
Vornado Realty Trust                    57,466,575        4.8
Boston Properties, Inc.                 55,615,698        4.7
Equity Residential Properties Trust     50,192,051        4.2
Kimco Realty Corp.                      44,589,948        3.8
AvalonBay Communities , Inc.            44,534,188        3.8
Archstone-Smith Trust                   41,165,577        3.5
Host Hotels & Resorts, Inc.             38,459,814        3.2
                                     $ 547,209,667       46.1%


* All data are as of October 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

    Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


PORTFOLIO OF INVESTMENTS
October 31, 2006

Company                                           Shares      U.S. $ Value
--------------------------------------------------------------------------

COMMON STOCKS-98.6%

Real Estate Investment Trusts-98.6%
Apartments-19.8%
Archstone-Smith Trust                            683,700   $    41,165,577
AvalonBay Communities, Inc.                      339,800        44,534,188
Camden Property Trust                            466,350        37,643,772
Equity Residential                               919,100        50,192,051
Essex Property Trust, Inc.                        90,300        12,035,184
Mid-America Apartment Communities, Inc.          461,400        29,368,110
United Dominion Realty Trust, Inc.               638,400        20,665,008
                                                           ---------------
                                                               235,603,890
Diversified & Others-12.2%
Alexandria Real Estate Equities, Inc.            261,400        26,061,580
BioMed Realty Trust, Inc.                        168,000         5,414,640
Digital Realty Trust, Inc.                       960,400        32,067,756
Forest City Enterprises, Inc.-Class A            436,601        23,969,395
Vornado Realty Trust                             481,900        57,466,575
                                                           ---------------
                                                               144,979,946
Health Care-3.2%
Ventas, Inc.                                     966,600        37,678,068

Lodging-12.1%
Equity Inns, Inc.                                702,000        11,779,560
FelCor Lodging Trust, Inc.                     1,276,800        26,506,368
Host Hotels & Resorts, Inc.                    1,667,815        38,459,814
LaSalle Hotel Properties                         487,900        20,613,775
Strategic Hotels & Resorts, Inc.                 849,600        18,070,992
Sunstone Hotel Investors, Inc.                   965,800        28,452,468
                                                           ---------------
                                                               143,882,977
Office-16.5%
Boston Properties, Inc.                          520,600        55,615,698
Brookfield Properties Corp.                      318,050        12,050,915
Corporate Office Properties Trust                712,700        34,059,933
Douglas Emmett, Inc.(a)                          203,100         4,843,935
Equity Office Properties Trust                   685,950        29,152,875
Maguire Properties, Inc.                         760,550        32,521,118
PS Business Parks, Inc.                           28,200         1,856,970
SL Green Realty Corp.                            217,300        26,304,165
                                                           ---------------
                                                               196,405,609
Regional Malls-12.1%
General Growth Properties, Inc.                  665,580        34,543,602
Macerich Co.                                      72,600         5,833,410
Simon Property Group, Inc.                       844,100        81,962,110
Taubman Centers, Inc.                            449,218        21,068,324
                                                           ---------------
                                                               143,407,446
Restaurants & Lodging-1.2%
Starwood Hotels & Resorts Worldwide, Inc.        241,200        14,409,288


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 9


                                               Shares or
                                               Principal
                                                  Amount
Company                                            (000)      U.S. $ Value
--------------------------------------------------------------------------

Self Storage-5.3%
Public Storage, Inc.                             700,600   $    62,850,826

Shopping Centers-8.2%
Developers Diversified Realty Corp.              296,700        18,069,030
Federal Realty Invs Trust                        222,900        17,865,435
Kimco Realty Corp.                             1,003,600        44,589,948
Tanger Factory Outlet Centers                    461,100        17,199,030
                                                           ---------------
                                                                97,723,443
Specialty-0.4%
CBRE Realty Finance, Inc.                        282,100         4,327,413
Warehouse & Industrial-7.6%
AMB Property Corp.                               144,100         8,416,881
First Potomac Realty Trust                       349,400        10,810,436
ProLogis Trust                                 1,112,263        70,372,880
                                                           ---------------
                                                                89,600,197
Total Common Stocks
   (cost $745,037,084)                                       1,170,869,103
SHORT-TERM INVESTMENT-1.7%
Time Deposit-1.7%
State Street Euro Dollar
   4.60%, 11/01/06
   (cost $20,153,000)                            $20,153        20,153,000

Total Investments-100.3%
   (cost $765,190,084)                                       1,191,022,103
Other assets less liabilities-(0.3)%                            (3,989,180)
                                                           ---------------
Net Assets-100.0%                                          $ 1,187,032,923
                                                           ===============


(a)   Non-income producing security.

      See notes to financial statements.


10 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


STATEMENT OF ASSETS & LIABILITIES
October 31, 2006

Assets
Investments in securities, at value (cost $765,190,084)     $ 1,191,022,103
Cash                                                                    321
Receivable for capital stock sold                                 3,353,084
Dividends and interest receivable                                   497,429
Receivable for investment securities sold                           415,556
                                                            ---------------
Total assets                                                  1,195,288,493
                                                            ---------------
Liabilities
Payable for investment securities purchased                       6,894,942
Payable for capital stock redeemed                                  668,958
Advisory fee payable                                                539,682
Administrative fee payable                                           32,663
Transfer Agent fee payable                                              299
Accrued expenses                                                    119,026
                                                            ---------------
Total liabilities                                                 8,255,570
                                                            ---------------
Net Assets                                                  $ 1,187,032,923
                                                            ===============
Composition of Net Assets
Capital stock, at par                                       $        64,972
Additional paid-in capital                                      679,199,255
Undistributed net realized gain on investment transactions       81,936,677
Net unrealized appreciation of investments                      425,832,019
                                                            ---------------
                                                            $ 1,187,032,923
                                                            ===============
Class I Net Asset Value Per Share--3 billion shares of
capital stock authorized, $.001 par value
   (based on 64,972,247 shares outstanding)                          $18.27
                                                                     ======


See notes to financial statements.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 11


STATEMENT OF OPERATIONS
Year Ended October 31, 2006

Investment Income
Dividends (net of foreign taxes withheld
   of $67,503)                              $   19,229,038
Interest                                         1,286,839    $   20,515,877
                                            --------------
Expenses
Advisory fee                                     5,223,849
Custodian                                          189,477
Administrative                                      90,497
Printing                                            87,060
Legal                                               80,217
Audit                                               61,874
Transfer agency                                     59,206
Registration fees                                   34,177
Directors' fees and expenses                        31,459
Miscellaneous                                       29,691
                                            --------------
Total expenses                                   5,887,507
Less: expense offset arrangement
   (see Note B)                                     (3,671)
                                            --------------
Net expenses                                                       5,883,836
                                                              --------------
Net investment income                                             14,632,041
                                                              --------------
Realized and Unrealized Gain on
Investment Transactions
Net realized gain on investment
   transactions                                                   83,821,332
Net change in unrealized
   appreciation/depreciation of
   investments                                                   215,544,760
                                                              --------------
Net gain on investment transactions                              299,366,092
                                                              --------------
Net Increase in Net Assets from
   Operations                                                 $  313,998,133
                                                              ==============


See notes to financial statements.


12 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended        Year Ended
                                                October 31,       October 31,
                                                   2006              2005
                                              ===============   ===============
Increase in Net Assets from Operations
Net investment income                         $    14,632,041   $    15,566,985
Net realized gain on investment
   transactions                                    83,821,332        51,958,529
Net change in unrealized
   appreciation/depreciation investments
   and foreign currency of investments            215,544,760        41,689,857
                                              ---------------    --------------
Net increase in net assets from
   operations                                     313,998,133       109,215,371
Dividends and Distributions to
Shareholders from
Net investment income
   Class I                                        (17,856,725)      (12,854,151)
   Class II                                                (1)               (2)
Net realized gain on investment
   transactions
   Class I                                        (52,177,446)       (5,471,460)
   Class II                                               (11)               (2)
Capital Stock Transactions
Net increase                                      172,047,450        86,344,950
                                              ---------------    --------------
Total increase                                    416,011,400       177,234,706
Net Assets
Beginning of period                               771,021,523       593,786,817
                                              ---------------    --------------
End of period (including undistributed
   net investment income of $0 and
   $2,712,832, respectively)                  $ 1,187,032,923    $  771,021,523
                                              ===============    ==============


See notes to financial statements.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 13


NOTES TO FINANCIAL STATEMENTS
October 31, 2006

NOTE A
Significant Accounting Policies

AllianceBernstein Institutional Funds, Inc. (the "Company"), was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of two funds, AllianceBernstein Premier Growth Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund. This report relates only to AllianceBernstein Real Estate Investment Institutional Fund (the "Fund"). The Fund offers Class I shares. As of February 10, 2006, the Class II shares are no longer offered to shareholders. Sales are made without a sales charge, at each Fund's net asset value per share. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period.Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day


14 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 15


3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Expense Allocations

Expenses of the Company are charged to each Fund in proportion to their net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% on the first $2.5 billion, .45% on the next $2.5 billion and .40% in excess of $5 billion of the Fund's daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .90% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% of average daily net assets. For the year ended October 31, 2006, there was no reimbursement for the Fund.


16 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended October 31, 2006, such fees amounted to $90,497.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006, known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended October 31, 2006.

For the year ended October 31, 2006, the Fund's expenses were reduced by $3,671, under an expense offset arrangement with ABIS.

Brokerage commissions paid on investment transactions for the year ended October 31, 2006, amounted to $396,643, of which $0 and $0, respectively, was paid to Sanford C. Bernstein &Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2006 were as follows:

                                        Purchases          Sales
                                     ==============    ==============
Investment securities (excluding
   U.S. government securities)       $  530,865,094    $  382,251,020
U.S. government securities                       -0-               -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                   $  765,808,943
                                                       ==============
Gross unrealized appreciation                          $  425,213,160
Gross unrealized depreciation                                      -0-
                                                       --------------
Net unrealized appreciation                            $  425,213,160
                                                       ==============

NOTE D
Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 17


any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. During the year ended October 31, 2006, the Fund did not engage in security lending.

NOTE E
Capital Stock

Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended    Year Ended      Year Ended
                      October 31,    October 31,   October 31,     October 31,
                         2006           2005          2006            2005
                     ------------  ------------  --------------  --------------
Class I
Shares sold           16,095,826    13,426,768   $  253,511,810  $  180,591,628
Shares issued in
   reinvestment of
   dividends and
   distributions       1,899,973       463,299       27,208,988       6,256,839
Shares redeemed       (6,824,085)   (7,457,116)    (108,673,178)   (100,503,468)
Net increase          11,171,714     6,432,951   $  172,047,620  $   86,344,999

Class II(a)
Shares sold                   -0-            4   $           -0- $           39
Shares issued in
   reinvestment of
   dividends and
   distributions              -0-(b)        -0-               4              -0-
Shares redeemed              (11)          (79)            (174)           (825)
Net decrease                 (11)          (75)  $         (170) $         (786)

(a) These shares are no longer being offered to shareholders as of February 10, 2006.

(b)   Less than one full share.


NOTE F
Risks Involved in Investing in the Funds

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.


18 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Concentration of Risk--Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maxiumum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2006.

NOTE H
Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2006 and 2005 were as follows:

                                              2006              2005
                                         ==============    ==============
Distributions paid from:
   Ordinary income                       $   26,552,969    $   12,854,153
                                         --------------    --------------
   Total taxable distributions               26,552,969        12,854,153
   Long-term capital gains                   43,481,214         5,471,462
                                         --------------    --------------
Total distributions paid                 $   70,034,183    $   18,325,615
                                         ==============    ==============


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 19


As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                              $   13,625,589
Long-term capital gain                                         68,929,947
Unrealized appreciation/(depreciation)                        425,213,160(a)
                                                           --------------
Total accumulated earnings/(deficit)                       $  507,768,696
                                                           ==============

(a) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to reclassification of dividends resulted in a net decrease in undistributed net investment loss and a decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.

NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and


20 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


    (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 21


1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and


22 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11,


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 23


2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


24 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Class I
                                                                     Year Ended October 31,
                                    --------------------------------------------------------------------------
                                        2006           2005           2004           2003           2002
Net asset value,
   beginning of period                $  14.33       $  12.54       $   9.79       $   7.62       $   7.66
Income From Investment
   Operations
Net investment income(a)                   .24            .31            .27(b)         .31(b)         .28(b)
Net realized and unrealized
   gain on investment
   transactions                           4.97           1.86           2.90           2.28            .10
                                   ---------------------------------------------------------------------------
Net increase in net asset value
   from operations                        5.21           2.17           3.17           2.59            .38
                                   ---------------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income                      (.31)          (.26)          (.42)          (.31)          (.28)
Distributions from net realized
   gain on investment
   transactions                           (.96)          (.12)            -0-            -0-            -0-
Tax return of capital                       -0-            -0-            -0-          (.11)          (.14)
Total dividends and
   distributions                         (1.27)          (.38)          (.42)          (.42)          (.42)
                                   ---------------------------------------------------------------------------
Net asset value, end of period        $  18.27       $  14.33       $  12.54       $   9.79       $   7.62
                                   ===========================================================================
Total Return
Total investment return
   based on net asset value(c)           38.85%         17.45%         32.98%         34.96%          4.58%
Ratios/Supplemental Data
Net assets, end of period(d)        $1,187,033       $771,021       $593,787       $364,445       $178,818
Ratio to average net assets of:
   Expenses, net of waivers/
      reimbursements                       .62%(e)        .65%           .70%          1.08%          1.19%
   Expenses, before waivers/
      reimbursements                       .62%(e)        .65%           .94%          1.09%          1.29%
   Net investment income                  1.54%(e)       2.27%          2.48%(b)       3.63%(b)       3.41%(b)
Portfolio turnover rate                     41%            46%            22%            15%            24%


(a)   Based on average shares outstanding.

(b)   Net of expenses waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales change or contingent deferred sales change is not reflected on the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   000's omitted.

(e)   The ratio includes expenses attributable to costs of proxy solicitation.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 25


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
AllianceBernstein Real Estate Investment Institutional Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the AllianceBernstein Real Estate Investment Institutional Fund (one of the funds constituting the AllianceBernstein Institutional Funds, Inc.) (the "Fund") as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Investment Institutional Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
December 19, 2006


26 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


TAX INFORMATION
(unaudited)

For the fiscal year ended October 31, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $502,002 as qualified dividend income, which is taxed at a maximum rate of 15%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2007.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 27


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Teresa Marziano, Senior Vice President
Joseph G. Paul, Senior Vice President
Thomas J. Bardong, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered
Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernsteinReal Estate Investment Institutional Fund are made by the REIT Investment Policy Group.


28 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                      PORTFOLIOS
                                                                                        IN FUND            OTHER
  NAME, ADDRESS,                           PRINCIPAL                                    COMPLEX        DIRECTORSHIPS
      AGE                                OCCUPATION(S)                                OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                     DURING PAST 5 YEARS                               DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, +                   Executive Vice President of                          111            SCB Partners,
1345 Avenue                        the Adviser since 2001, and                                         Inc.; SCB, Inc.
of the Americas                    Executive Managing Director
New York, NY 10105                 of AllianceBernstein Investments,
49                                 Inc. ("ABI") since 2003; prior
(2003)                             thereto, he was head of
                                   AllianceBernstein Institutional
                                   Investments, a unit of the Adviser,
                                   from 2001-2003. Prior thereto,
                                   Chief Executive Officer of Sanford
                                   C. Bernstein & Co., LLC
                                   (institutional research and
                                   brokerage arm of Bernstein & Co.,
                                   LLC) and its predecessor since
                                   prior to 2001.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #           Investment adviser and an                            113                 None
P.O. Box 5060                      independent consultant. He
Greenwich, CT 06831                was formerly Senior Manager
Chairman of the Board              of Barrett Associates, Inc., a
74                                 registered investment adviser,
(1997)                             with which he had been associated
                                   since prior to 2001. He was formerly
                                   Deputy Comptroller and Chief
                                   Investment Officer of the State of
                                   New York and, prior thereto,
                                   Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, # **                   Formerly: Executive Vice                             100                 None
500 SE Mizner Blvd.                President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
76                                 Assurance Society of the United
(1997)                             States; Chairman and Chief
                                   Executive Officer of Evlico (insurance);
                                   Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty
                                   chemicals), Tandem Financial Group
                                   and Donaldson, Lufkin & Jenrette
                                   Securities Corporation; Governor
                                   at Large, National Association of
                                   Securities Dealers, Inc.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 29


                                                                                      PORTFOLIOS
                                                                                        IN FUND            OTHER
  NAME, ADDRESS,                           PRINCIPAL                                    COMPLEX        DIRECTORSHIPS
      AGE                                OCCUPATION(S)                                OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                     DURING PAST 5 YEARS                               DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler, #                Independent consultant. Until                          112               None
P.O. Box 167                       December 1994, he was Senior
Spring Lake, NJ 07762              Vice President of AllianceBernstein
77                                 Corporation ("AB Corp.") (formerly
(1997)                             Alliance Capital Management
                                   Corporation ("ACMC")) responsible
                                   for mutual fund administration.
                                   Prior to joining AB Corp. in 1984,
                                   he was Chief Financial Officer of
                                   Eberstadt Asset Management
                                   since 1968. Prior to that, he was
                                   a Senior Manager at Price
                                   Waterhouse & Co. Member of
                                   American Institute of Certified
                                   Public Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly President                         111               None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
64                                 a Senior Advisor from June 1999-
(1997)                             June 2000 and President of Historic
                                   Hudson Valley (historic preservation)
                                   from December 1989-May 1999.
                                   Previously, Director of the National
                                   Academy of Design and during
                                   1988-1992, he was Director and
                                   Chairman of the Audit Committee
                                   of AB Corp. (formerly ACMC).

Michael J. Downey, #               Consultant since January 2004.                         111           Asia Pacific
c/o AllianceBernstein L.P.         Formerly managing partner of                                          Fund, Inc.
1345 Avenue of the                 Lexington Capital, LLC (investment                                     and The
Americas                           advisory firm) from December 1997                                    Merger Fund
Attn: Philip L. Kirstein           until December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEO of Prudential
62                                 Mutual Fund Management
(2005)                             (1987-1993).

D. James Guzy, #                   Chairman of the Board of PLX                           111        Intel Corporation
P.O. Box 128                       Technology (semi-conductors)                                      (semi-conductors),
Glenbrook, NV 89413                and of SRC Computers, Inc.,                                          Cirrus Logic
70                                 with which he has been associated                                     Corporation
(2005)                             since prior to 2001. He is also                                    (semi-conductors)
                                   President of the Arbor Company                                          and the
                                   (private family investments).                                       Davis Selected
                                                                                                       Advisers Group
                                                                                                       of Mutual Funds


30 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


                                                                                      PORTFOLIOS
                                                                                        IN FUND            OTHER
  NAME, ADDRESS,                           PRINCIPAL                                    COMPLEX        DIRECTORSHIPS
      AGE                                OCCUPATION(S)                                OVERSEEN BY         HELD BY
  (YEAR ELECTED*)                     DURING PAST 5 YEARS                               DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Nancy P. Jacklin, #                Formerly US Executive Director                          111               None
4046 Chancery Court                of the International Monetary
NW                                 Fund (December 2002-May
Washington, DC 20007               2006); partner, Clifford Chance
58                                 (1992-2002); Senior Counsel,
(2006)                             International Banking and
                                   Finance, and Associate General
                                   Counsel, Citicorp (1985-1992);
                                   Assistant General Counsel
                                   (International), Federal Reserve
                                   Board of Govenors (1982-1985);
                                   and Attorney Advisor, US
                                   Department of the Treasury (1973-
                                   1982). Member of the Bar of the
                                   District of Columbia and of New
                                   York; member of the Council on
                                   Foreign Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture                             111            The George
220 Montgomery Street              Associates (venture capital and                                           Lucas
Penthouse 10                       consulting) since prior to 2001.                                       Educational
San Francisco,                     From 2003 until May 31, 2006,                                           Foundation
CA 94104                           he was CEO of Toppan                                                   and National
65                                 Photomasks, Inc., Austin, Texas                                       Datacast, Inc.
(2005)                             (semi-conductor manufacturing
                                   services).


*    There is no stated term of office for the Fund's Directors.

**   Ms. Block was an "interested person," as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#   Member of the Audit Committee, the Independent Directors Committee and the
Governance and Nominating Committee.

+   Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 31


Officers of The Fund
Certain information concerning the Fund's Officers is listed below.

  NAME, ADDRESS*              PRINCIPAL POSITION(S)               PRINCIPAL OCCUPATION
     AND AGE                     HELD WITH FUNDS                   DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------
Marc O. Mayer                 President                     See biography above.
49

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
61                            and Independent               Compliance Officer of the Alliance-
                              Compliance Officer            Bernstein Funds, with which he has
                                                            been associated since October 2004.
                                                            Prior thereto, he was Of Counsel to
                                                            Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since
                                                            prior to 2001 until March 2003.

Teresa Marziano               Senior Vice President         Senior Vice President of the Adviser**,
52                                                          with which she has been associated
                                                            since prior to 2001.

Joseph G. Paul                 Senior Vice President         Senior Vice President of the Adviser**,
46                                                          with which he has been associated
                                                            since prior to 2001.

Thomas Bardong                Vice President                Senior Vice President of the Adviser**,
61                                                          with which he has been associated
                                                            since prior to 2001.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant
51                                                          General Counsel and Assistant
                                                            Secretary of ABI**, with which she has
                                                            been associated since prior to 2001.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of
47                            Financial Officer             AllianceBernstein Investor Services, Inc.
                                                            ("ABIS")**, with which he has been
                                                            associated since prior to 2001.

Vincent S. Noto               Controller                    Vice President of ABIS**, with which
42                                                          he has been associated since prior
                                                            to 2001.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI and ABIS are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


32 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

In this disclosure, the term "Company" refers to AllianceBernstein Institutional Funds, Inc., and the term "Fund" refers to AllianceBernstein Real Estate Investment Institutional Fund.

The Company's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Company and the Adviser in respect of the Fund at a meeting held on June 14, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Company's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Company's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

    1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 33


    2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

    3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

    4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

    5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

    6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

    7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

    8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

    9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

   10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

   11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

   12. The Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

   13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

   14.    the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by



34 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Company who are affiliated persons of the Adviser and of the officers of the Company.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 35


other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and


36 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, annually and had made a special presentation to the directors in May 2006 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of the Class II Shares of the Fund, and retains a portion of such 12b-1 fees. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class I Shares of the Fund as compared to a Performance Group of 12 to 11 funds (depending on the year) in its Lipper category selected by Lipper and as compared to a Performance Universe of 31 to 22 funds (depending on the year) in its Lipper category selected by Lipper for periods ended December 31, 2005 over the 1-, 3- and 5-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class I Shares of the Fund as compared to the National Association of Real Estate Investment Trusts Equity Index (the "Index") for periods ended December 31, 2005 over the 1-, 3-, 5-year and since inception periods (December 1997 inception). The directors noted that in the Performance Group comparison the Fund was in the 5th quintile in the 1-year period, 2nd quintile in the 3-year period and 3rd quintile in the 5-year period and in the Performance Universe comparison the Fund was in the 4th quintile in the 1-year period, 2nd quintile in the 3-year


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 37


period and 3rd quintile in the 5-year period. The comparative information showed that the Fund outperformed the Index in the 3-year period and underperformed the Index in all other periods reviewed. Based on their review and their discussion of the reasons for the Fund's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to advise the Fund and concluded that the Fund's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Fund. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at much lower asset levels than those in the fee schedule applicable to the Fund and that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also noted that the Adviser advises two other AllianceBernstein funds with a substantially similar investment style as the Fund for the same fee rate schedule as the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Company's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the


38 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class I shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds with the Fund's investment classification/ objective with a similar load type as the Fund. The Class I expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was one basis point. The directors further noted that the Fund's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently significantly lower than the cap), was significantly lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund's expense ratio was highly satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 39


cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


40 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Institutional Funds, Inc. (the "Company") in respect of AllianceBernstein Real Estate Investment Institutional Fund (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Company for the Directors of the Company, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Company to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

   1. Management fees charged to institutional and other clients of the Adviser for like services;

   2. Management fees charged by other mutual fund companies for like services;

   3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

   4. Profit margins of the Adviser and its affiliates from supplying such services;

   5.   Possible economies of scale as the Fund grows larger; and

   6. Nature and quality of the Adviser's services including the performance of the Fund.


1   It should be noted that the information in the fee summary was completed on
June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class I shares of the Fund.

2   Future references to the Fund do not include "AllianceBernstein."


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 41


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

             Net Assets          Advisory Fee
              02/28/06      Based on % of Average
Category     (million)         Daily Net Assets                 Fund
==============================================================================
Value          $896.2       55 bp on 1st $2.5 billion   Real Estate Investment
                            45 bp on next $2.5 billion    Institutional Fund
                            40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                             As a % of Average
Fund                                           Amount         Daily Net Assets
==============================================================================
Real Estate Investment Institutional Fund     $79,140              0.01%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap as of its most recent fiscal year end; accordingly the expense limitation undertaking of the Fund was of no effect.

                           Expense Cap Pursuant to     Gross
                             Expense Limitation       Expense       Fiscal
Fund                            Undertaking            Ratio       Year End
===============================================================================
Real Estate Investment       Class I      1.20%        0.65%      October 31
Institutional Fund           Class II     1.50%        0.95%


3   Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


42 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 43


below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                   Net Assets  AllianceBernstein ("AB")    Effective     Fund
                    02/28/06    Institutional ("Inst.")     AB Inst.   Advisory
Fund                 ($MIL)          Fee Schedule           Adv. Fee    Fee(4)
===============================================================================
Real Estate          $896.2    Domestic REIT Stategy       0.417%(5)    0.550%
Investment                     70 bp on 1st $25 million
Institutional Fund             60 bp on next $25 million
                               50 bp on next $25 million
                               Negotiable on the balance
                               Minimum Account Size: $10 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                        AVPS Portfolio              Fee Schedule
============================================================================
Real Estate Investment    Real Estate             55 bp on 1st $2.5 billion
Institutional Fund        Investment Portfolio    45 bp on next $2.5 billion
                                                  40 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(6) for the Luxembourg fund that has a similar investment strategy as the Fund:

Fund                                                        Fee
============================================================================
Real Estate                                                1.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.


4   Fund advisory fee information was provided by Lipper. See Section II for additional discussion.

5   Assumes 40 bp on the balance.

6   The "all-in" fee shown is for the class A shares of Real Estate. This includes a fee for investment advisory services and a separate fee for distribution related services.


44 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(7)

                         Effective         Lipper
                        Management          Group
Fund                      Fee(8)           Median        Rank
=============================================================
Real Estate Investment
Institutional Fund        0.550             0.793        3/12

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(9) and Lipper Expense Universe.(10) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

                        Expense    Lipper    Lipper   Lipper     Lipper
                         Ratio      Group     Group  Universe   Universe
Fund                    (%)(11)   Median (%)  Rank   Median (%)   Rank
========================================================================
Real Estate Investment
Institutional Fund       0.648      0.922     2/12     1.000      3/29


 7   The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

 8   The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

 9   Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

10   Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

11   The total expense ratio shown is for the Fund's Class I shares


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 45


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar year 2005 relative to 2004.

Although the Adviser does not procure direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing pay-


46 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


ments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(12)

ABI received the amount set forth below in Rule 12b-1 fees for the Fund during Fund's most recent fiscal year:

Fund                                           12b-1 Fees Received
==================================================================
Real Estate Investment Institutional Fund               $1

AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, charges the Fund a flat fee of $18,000 for each share class. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                 ABIS Fee
==================================================================
Real Estate Investment Institutional Fund             $18,000

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a


12   ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 47


fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1, 3, and 5 year performance rankings of the Fund(13) relative to its Lipper Performance Group(14) and Lipper Performance Universe(15) for the periods ended December 31, 2005:

Real Estate Investment
Institutional Fund                 Group          Universe
==========================================================
        1 year                     10/12           21/31
        3 year                      3/11            6/25
        5 year                      6/11           12/22


13   The performance rankings are for the Class I shares of the Funds.

14   The Lipper Performance Group is identical to the Lipper Expense Group.

15   For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.


48 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Set forth below are the 1, 3, 5 year and since inception performance returns of the Funds (in bold)16 versus its benchmark:(17)

                                         Periods Ending December 31, 2005
                                             Annualized Performance
==========================================================================
                                       1         3         5       Since
Fund                                  Year      Year      Year   Inception
==========================================================================
Real Estate Investment
Institutional Fund                   11.59     28.19     18.41     10.40
NAREIT Equity Index                  12.16     26.49     19.08     11.45

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Funds is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Funds is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


16   The performance returns shown are for the Class I shares of the Funds.

17   The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 49


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------------
Wealth Strategies Funds
--------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------------
Blended Style Funds
--------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------------
Growth Funds
--------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------------
Value Funds
--------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------------
Taxable Bond Funds
--------------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------------
Municipal Bond Funds
--------------------------------------------------
National               Michigan
Insured National       Minnesota
Arizona                New Jersey
California             New York
Insured California     Ohio
Florida                Pennsylvania
Massachusetts          Virginia

--------------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------------

Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------------
Closed-End Funds
--------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------------
Retirement Strategies Funds
--------------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


50 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


NOTES


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 51


NOTES


52 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


IREIT-0151-1006





-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment Institutional Fund
-------------------------------------------------------------------------------

Annual Report

October 31, 2006




           [LOGO]
             AB
          BERNSTEIN
  Global Wealth Management
A unit of AllianceBernstein L.P.




Investment Products Offered
--------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
--------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.bernstein.com or call your financial advisor. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.bernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call Bernstein at (212) 756-4097.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Bernstein Global Wealth Management is a unit of AllianceBerstein L.P.

AllianceBernstein Investments, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


December 19, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Real Estate Investment Institutional Fund (the "Fund") for the annual reporting period ended October 31, 2006.


Investment Objective and Policies

This open-end fund seeks total return from long-term growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in real estate investment trusts (REITs) and other real estate industry companies. The Fund invests in real estate companies that AllianceBernstein believes have strong property fundamentals and management teams. The Fund seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.


Investment Results

The table on page 5 shows the Fund's performance compared to its benchmark, the Financial Times Stock Exchange (FTSE) National Association of Real Estate Investment Trusts (NAREIT) Equity Index, as well as the broad U.S. equity market, as represented by the Standard & Poor's (S&P) 500 Stock Index, for the six- and 12-month periods ended October 31, 2006.

Please note, since March 6, 2006, FTSE, the global index provider took over the calculations of the NAREIT Domestic Real Estate Index Series, which have been renamed the FTSE NAREIT US Real Estate Index Series. The new series adopts FTSE's standard index methodology, including free-float adjustments and minimum liquidity and size criteria.

The Fund outperformed both its benchmark and the S&P 500 Stock Index for the 12-month period ended October 31, 2006, due primarily to strong security and sector selection.

During the 12-month period under review, security selection drove most of the Fund's outperformance. Sector selection was also a contributor to the Fund's performance versus the FTSE NAREIT Equity Index; in particular, security selection within the industrial/office sector made a meaningful contribution. Niche office names were strong contributors throughout the annual reporting period. These names have enjoyed an evolution in fundamentals that, in general, has been better than expected. Security selection in retail was also strong. The Fund benefited from its early sale of a mall owner that faced numerous problems. The Fund's lodging names detracted from performance, somewhat offsetting positive security selection in the office sector. Hotel names that are viewed as somewhat more exposed to leisure travel and those that were involved in a meaningful corporate action, such as an acquisition, were penalized by investors.

The Fund underperformed its benchmark, the FTSE NAREIT Equity Index, for the six-month period ended October 31, 2006, although it outperformed the S&P 500 Stock Index over the same period.

During the six-month period under review, the Fund's underperformance


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 1


versus the benchmark was driven by unfavorable sector selection. In particular, the Fund's overweight in lodging stocks and underweight in health care stocks were the key detractors to overall performance. The lodging sector, one of the Fund's largest overweights, significantly underperformed the FTSE NAREIT Equity Index. This poor performance occurred despite continued solid fundamentals for this property type. During the last six months of the reporting period, investor anxiety related to consumer spending translated into concerns about a slowdown in leisure travel. Other than some localized deceleration of leisure travel in lower-priced hotels, there has been little data so far to support this concern. Upscale, Upper-Upscale and Luxury properties have continued to enjoy strong revenue-per-average-room (RevPAR) growth. Fund holdings in lodging stocks are estimated to derive 70% or more of hotel revenues from corporate (business) travel. Lodging fundamentals continue to be strong and are characterized by limited supply growth, strong overall demand and tight conditions in the major cities.

The Fund's underweight in health care REITs also detracted from performance. Health care is viewed as a defensive sector because rental cash flows are fairly predictable: tenants typically cover all the property expenses during the rental period and contracts are long dated. Given this, health care stocks performed well as worries about a potential economic slowdown weighed on investors' sentiment during most of the annual reporting period.

Security selection was positive in most sectors but poor in the lodging sector during the six-month period ended October 31, 2006. Stock selection in the retail, industrial/office and diversified sectors was particularly strong. In retail, the Fund derived most of its relative performance from both shopping center overweights and regional mall positions. Shopping centers, especially those that are anchored by a strong supermarket name, benefit from exposure to a tenant roster that caters primarily to non-discretionary consumer spending. These shopping centers are likely to fare better than other retail formats in a consumer spending slowdown, and real estate investors are beginning to anticipate that trend.

In the diversified sector, stock selection was driven primarily by a company that focuses on data-storage-specialized real estate. This space is in high demand and occupancy rates have increased significantly as of late.

Stock selection in lodging was a detractor from the Fund's performance during the six-month period under review. A number of Fund holdings are generally smaller, attractively valued hotels that are transforming their asset base through redevelopment and upgrades. These names performed poorly as investor anxiety about the fundamentals of the sector was exacerbated by the risk involved in the upgrading process. It is believed that a longer cycle will reward these owners for the upgrades to their asset base. Lodging fundamentals have continued to improve and RevPAR growth has ex-


2 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


ceeded expectations during the annual reporting period. Underpinning solid lodging fundamentals is a healthy supply/demand balance. Supply growth under 1.5% for 2006 and 2% for 2007 is expected to lag lodging demand. This should lend support to strong occupancy and pricing over the near to medium term.


Market Review and Investment Strategy

REITs' performance as measured by the FTSE NAREIT Equity Index gained 36.36% during the 12-month period ended October 31, 2006, exceeding the S&P 500 Stock Index return of 16.33%, as real estate fundamentals continued to improve during the annual reporting period. The U.S. economy and consumer spending were robust for the 12-month period. Industrial/office and residential sectors posted strong performance, ahead of the FTSE NAREIT Equity Index, while the specialty, health care and retail sectors lagged the Index. Throughout most of the 12-month period, the Fund held overweight positions in industrial/office, residential and lodging sectors and underweight positions in health care, specialty and diversified sectors.

During the six-month period ended October 31, 2006, the FTSE NAREIT Equity Index returned 18.68%, outperforming the S&P 500 Stock Index return of 6.10%. Overall, REITs' trading environment during this six-month period was dominated by interest-rate concerns earlier in the reporting period, and then by fears of a consumer-led economic slowdown. REIT privatizations continue providing support to public real-estate markets valuations. During the six-month period, lodging, retail and specialty sectors underperformed the FTSE NAREIT Equity Index. Other sectors performed strongly. During this period, the Fund held overweight positions in lodging, industrial/office, residential and self-storage properties. The Fund had underweight positions in health care, diversified and specialty REITs. At this point in the cycle, short duration cash flows in sectors with attractive supply-demand are preferred by the REIT Investment Policy Group.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 3


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.


Benchmark Disclosure

The unmanaged FTSE NAREIT Equity Index and the unmanaged Standard & Poor's (S&P) 500 Stock Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The FTSE NAREIT Equity Index is a market value-weighted index based upon the last closing price of the month for tax-qualified real estate investment trusts (REITs) listed on the NYSE, AMEX and the NASDAQ. The S&P 500 Stock Index is comprised of 500 U.S. companies and is a common measure of the performance of the overall U.S. stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.


A Word About Risk

While the Fund invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Fund may invest up to 20% of its total assets in mortgage-backed securities which involve prepayment risk. Prepayment risk is the risk that early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a fund to a lower rate of return upon reinvestment of principal. An investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. Investment in a fund that invests in a single sector, such as real estate, is more risky than a more diversified fund. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE FUND VS. ITS BENCHMARK                    ---------------------------------
PERIODS ENDED OCTOBER 31, 2006                6 Months                12 Months
-------------------------------------------------------------------------------
AllianceBernstein Real Estate Investment
Institutional Fund
  Class I                                      17.67%                   38.85%

FTSE NAREIT Equity Index                       18.68%                   36.36%

S&P 500 Stock Index                             6.10%                   16.33%


GROWTH OF A $2,000,000 INVESTMENT IN THE FUND
12/9/97* TO 10/31/06


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


FTSE NAREIT Equity Index: $6,389,240

AllianceBernstein Real Estate Investment Institutional Fund Class I: $5,908,800

S&P 500 Stock Index: $3,262,383


            AllianceBernstein
         Real Estate Investment
           Institutional Fund             S&P 500               FTSE NAREIT
                 Class I               Stock Index              Equity Index
-------------------------------------------------------------------------------
12/9/97*       $2,000,000               $2,000,000               $2,000,000
10/31/98       $1,627,800               $2,296,200               $1,707,400
10/31/99       $1,510,436               $2,885,405               $1,587,199
10/31/00       $1,786,543               $3,060,838               $1,877,656
10/31/01       $1,930,360               $2,298,995               $2,145,974
10/31/02       $2,018,964               $1,951,847               $2,282,672
10/31/03       $2,724,793               $2,357,636               $3,057,183
10/31/04       $3,623,430               $2,579,489               $3,972,503
10/31/05       $4,255,718               $2,804,421               $4,685,568
10/31/06       $5,908,800               $3,262,383               $6,389,240


*Since inception of the Fund's Class I shares on 12/9/97.

This chart illustrates the total value of an assumed $2,000,000 investment in AllianceBernstein Real Estate Investment Institutional Fund Class I shares (from 12/9/97* to 10/31/06) as compared to the performance of the Fund's benchmark, the FTSE NAREIT Equity Index, and the overall stock market, as represented by the S&P 500 Stock Index. The chart assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2006
-------------------------------------------------------------------------------

Class I Shares
1 Year                                                           38.85%
5 Years                                                          25.08%
Since Inception*                                                 12.95%


AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
-------------------------------------------------------------------------------
Class I Shares
1 Year                                                           28.24%
5 Years                                                          22.89%
Since Inception*                                                 12.35%


* Inception Date: 12/9/97.

See Historical Performance disclosures on page 4.


6 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.


Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                           Beginning          Ending
                         Account Value     Account Value         Expenses Paid
                          May 1, 2006     October 31, 2006       During Period*
-------------------------------------------------------------------------------
Class I

Actual                       $1,000           $1,176.72               $3.35

Hypothetical
  (5% return
  before expenses)           $1,000           $1,022.13               $3.11


* Expenses are equal to the Fund's annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 7


PORTFOLIO SUMMARY
October 31, 2006

PORTFOLIO STATISTICS
Net Assets ($mil): $1,187.0


SECTOR BREAKDOWN*
o     19.8%     Apartments
o     16.5%     Office
o     12.2%     Diversified & Others                      [PIE CHART OMITTED]
o     12.1%     Lodging
o     12.0%     Regional Malls
o      8.2%     Shopping Centers
o      7.5%     Warehouse & Industrial
o      5.3%     Self Storage
o      3.1%     Health Care
o      1.2%     Restaurants & Lodging
o      0.4%     Specialty

o      1.7%     Short Term


TEN LARGEST HOLDINGS
October 31, 2006


                                                                  Percent of
Company                                      U.S. $ Value         Net Assets
-------------------------------------------------------------------------------
Simon Property Group, Inc.                   $ 81,962,110             6.9%
ProLogis Trust                                 70,372,880             5.9
Public Storage, Inc.                           62,850,826             5.3
Vornado Realty Trust                           57,466,575             4.8
Boston Properties, Inc.                        55,615,698             4.7
Equity Residential Properties Trust            50,192,051             4.2
Kimco Realty Corp.                             44,589,948             3.8
AvalonBay Communities, Inc.                    44,534,188             3.8
Archstone-Smith Trust                          41,165,577             3.5
Host Hotels & Resorts, Inc.                    38,459,814             3.2
-------------------------------------------------------------------------------
                                             $547,209,667            46.1%


* All data are as of October 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments and may vary over time.

     Please Note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


8 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


PORTFOLIO OF INVESTMENTS
October 31, 2006


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-98.6%
Real Estate Investment Trusts-98.6%
Apartments-19.8%
Archstone-Smith Trust                           683,700    $  41,165,577
AvalonBay Communities, Inc.                     339,800       44,534,188
Camden Property Trust                           466,350       37,643,772
Equity Residential                              919,100       50,192,051
Essex Property Trust, Inc.                       90,300       12,035,184
Mid-America Apartment Communities, Inc.         461,400       29,368,110
United Dominion Realty Trust, Inc.              638,400       20,665,008
                                                             ------------
                                                             235,603,890

Diversified & Others-12.2%
Alexandria Real Estate Equities, Inc.           261,400       26,061,580
BioMed Realty Trust, Inc.                       168,000        5,414,640
Digital Realty Trust, Inc.                      960,400       32,067,756
Forest City Enterprises, Inc.-Class A           436,601       23,969,395
Vornado Realty Trust                            481,900       57,466,575
                                                             ------------
                                                             144,979,946

Health Care-3.2%
Ventas, Inc.                                    966,600       37,678,068

Lodging-12.1%
Equity Inns, Inc.                               702,000       11,779,560
FelCor Lodging Trust, Inc.                    1,276,800       26,506,368
Host Hotels & Resorts, Inc.                   1,667,815       38,459,814
LaSalle Hotel Properties                        487,900       20,613,775
Strategic Hotels & Resorts, Inc.                849,600       18,070,992
Sunstone Hotel Investors, Inc.                  965,800       28,452,468
                                                             ------------
                                                             143,882,977

Office-16.5%
Boston Properties, Inc.                         520,600       55,615,698
Brookfield Properties Corp.                     318,050       12,050,915
Corporate Office Properties Trust               712,700       34,059,933
Douglas Emmett, Inc.(a)                         203,100        4,843,935
Equity Office Properties Trust                  685,950       29,152,875
Maguire Properties, Inc.                        760,550       32,521,118
PS Business Parks, Inc.                          28,200        1,856,970
SL Green Realty Corp.                           217,300       26,304,165
                                                             ------------
                                                             196,405,609

Regional Malls-12.1%
General Growth Properties, Inc.                 665,580       34,543,602
Macerich Co.                                     72,600        5,833,410
Simon Property Group, Inc.                      844,100       81,962,110
Taubman Centers, Inc.                           449,218       21,068,324
                                                             ------------
                                                             143,407,446

Restaurants & Lodging-1.2%
Starwood Hotels & Resorts Worldwide, Inc.       241,200       14,409,288


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 9


                                              Shares or
                                              Principal
                                                Amount
Company                                          (000)     U.S. $ Value
-------------------------------------------------------------------------------
Self Storage-5.3%
Public Storage, Inc.                            700,600   $   62,850,826

Shopping Centers-8.2%
Developers Diversified Realty Corp.             296,700       18,069,030
Federal Realty Invs Trust                       222,900       17,865,435
Kimco Realty Corp.                            1,003,600       44,589,948
Tanger Factory Outlet Centers                   461,100       17,199,030
                                                          --------------
                                                              97,723,443

Specialty-0.4%
CBRE Realty Finance, Inc.                       282,100        4,327,413
Warehouse & Industrial-7.6%
AMB Property Corp.                              144,100        8,416,881
First Potomac Realty Trust                      349,400       10,810,436
ProLogis Trust                                1,112,263       70,372,880
                                                          --------------
                                                              89,600,197

Total Common Stocks
  (cost $745,037,084)                                      1,170,869,103

SHORT-TERM INVESTMENT-1.7%
Time Deposit-1.7%
State Street Euro Dollar
  4.60%, 11/01/06
  (cost $20,153,000)                          $  20,153       20,153,000

Total Investments-100.3%
  (cost $765,190,084)                                      1,191,022,103
Other assets less liabilities-(0.3)%                          (3,989,180)
                                                          --------------
Net Assets-100.0%                                         $1,187,032,923


(a) Non-income producing security.

    See notes to financial statements.


10 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


STATEMENT OF ASSETS & LIABILITIES
October 31, 2006


Assets
Investments in securities, at value
  (cost $765,190,084)                                           $1,191,022,103
Cash                                                                       321
Receivable for capital stock sold                                    3,353,084
Dividends and interest receivable                                      497,429
Receivable for investment securities sold                              415,556
Total assets                                                     1,195,288,493

Liabilities
Payable for investment securities purchased                          6,894,942
Payable for capital stock redeemed                                     668,958
Advisory fee payable                                                   539,682
Administrative fee payable                                              32,663
Transfer Agent fee payable                                                 299
Accrued expenses                                                       119,026
Total liabilities                                                    8,255,570
Net Assets                                                      $1,187,032,923

Composition of Net Assets
Capital stock, at par                                           $       64,972
Additional paid-in capital                                         679,199,255
Undistributed net realized gain on
  investment transactions                                           81,936,677
Net unrealized appreciation of investments                         425,832,019
                                                                $1,187,032,923

Class I Net Asset Value Per Share--3 billion
shares of capital stock authorized,
$.001 par value
  (based on 64,972,247 shares outstanding)                              $18.27


See notes to financial statements.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 11


STATEMENT OF OPERATIONS
Year Ended October 31, 2006


Investment Income
Dividends (net of foreign taxes withheld
  of $67,503)                                 $ 19,229,038
Interest                                         1,286,839        $ 20,515,877

Expenses
Advisory fee                                     5,223,849
Custodian                                          189,477
Administrative                                      90,497
Printing                                            87,060
Legal                                               80,217
Audit                                               61,874
Transfer agency                                     59,206
Registration fees                                   34,177
Directors' fees and expenses                        31,459
Miscellaneous                                       29,691
Total expenses                                   5,887,507
Less: expense offset arrangement
  (see Note B)                                      (3,671)
Net expenses                                                         5,883,836
Net investment income                                               14,632,041

Realized and Unrealized Gain on
Investment Transactions
Net realized gain on investment
  transactions                                                      83,821,332
Net change in unrealized
  appreciation/depreciation of
  investments                                                      215,544,760
Net gain on investment transactions                                299,366,092

Net Increase in Net Assets from
  Operations                                                      $313,998,133


See notes to financial statements.


12 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


STATEMENT OF CHANGES IN NET ASSETS


                                              Year Ended            Year Ended
                                              October 31,           October 31,
                                                 2006                  2005
-------------------------------------------------------------------------------
Increase in Net Assets from Operations
Net investment income                     $   14,632,041          $ 15,566,985
Net realized gain on investment
  transactions                                83,821,332            51,958,529
Net change in unrealized
  appreciation/depreciation investments
  and foreign currency of investments        215,544,760            41,689,857
Net increase in net assets from
  operations                                 313,998,133           109,215,371

Dividends and Distributions to
Shareholders from
Net investment income
  Class I                                    (17,856,725)          (12,854,151)
  Class II                                            (1)                   (2)
Net realized gain on investment
  transactions
  Class I                                    (52,177,446)           (5,471,460)
  Class II                                           (11)                   (2)

Capital Stock Transactions
Net increase                                 172,047,450            86,344,950
Total increase                               416,011,400           177,234,706

Net Assets
Beginning of period                          771,021,523           593,786,817
End of period (including undistributed
  net investment income of $0 and
  $2,712,832, respectively)               $1,187,032,923          $771,021,523


See notes to financial statements.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 13


NOTES TO FINANCIAL STATEMENTS
October 31, 2006


NOTE A
Significant Accounting Policies

AllianceBernstein Institutional Funds, Inc. (the "Company"), was organized as a Maryland corporation on October 3, 1997 and is registered under the Investment Company Act of 1940 as an open-end series investment company. The Company is comprised of two funds, AllianceBernstein Premier Growth Institutional Fund and AllianceBernstein Real Estate Investment Institutional Fund. This report relates only to AllianceBernstein Real Estate Investment Institutional Fund (the "Fund"). The Fund offers Class I shares. As of February 10, 2006, the Class II shares are no longer offered to shareholders. Sales are made without a sales charge, at each Fund's net asset value per share. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period.Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day


14 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 15


3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Expense Allocations

Expenses of the Company are charged to each Fund in proportion to their net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B
Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% on the first $2.5 billion, .45% on the next $2.5 billion and .40% in excess of $5 billion of the Fund's daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .90% of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20% of average daily net assets. For the year ended October 31, 2006, there was no reimbursement for the Fund.


16 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services to the Fund. For the year ended October 31, 2006, such fees amounted to $90,497.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006, known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended October 31, 2006.

For the year ended October 31, 2006, the Fund's expenses were reduced by $3,671, under an expense offset arrangement with ABIS.

Brokerage commissions paid on investment transactions for the year ended October 31, 2006, amounted to $396,643, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2006 were as follows:

                                              Purchases               Sales
-------------------------------------------------------------------------------
Investment securities (excluding
  U.S. government securities)               $530,865,094          $382,251,020
U.S. government securities                            -0-                   -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                              $765,808,943
Gross unrealized appreciation                                     $425,213,160
Gross unrealized depreciation                                               -0-
Net unrealized appreciation                                       $425,213,160


NOTE D
Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 17


any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. During the year ended October 31, 2006, the Fund did not engage in security lending.


NOTE E
Capital Stock

Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended     Year Ended     Year Ended      Year Ended
                    Oct. 31, 2006  Oct. 31, 2005  Oct. 31, 2006   Oct. 31, 2005
-------------------------------------------------------------------------------

Class I
Shares sold          16,095,826    13,426,768    $ 253,511,810   $ 180,591,628
Shares issued in
  reinvestment of
  dividends and
  distributions       1,899,973       463,299       27,208,988       6,256,839
Shares redeemed      (6,824,085)   (7,457,116)    (108,673,178)   (100,503,468)
Net increase         11,171,714     6,432,951    $ 172,047,620   $  86,344,999

Class II(a)
Shares sold                  -0-            4    $          -0-  $          39
Shares issued in
  reinvestment of
  dividends and
  distributions              -0-(b)        -0-               4              -0-
Shares redeemed             (11)          (79)            (174)           (825)
Net decrease                (11)          (75)   $        (170)  $        (786)

(a) These shares are no longer being offered to shareholders as of February 10, 2006.

(b) Less than one full share.


NOTE F
Risks Involved in Investing in the Funds

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.


18 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Concentration of Risk--Although the Fund does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. To the extent that assets underlying the Fund's investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to additional risks.

In addition, investing in Real Estate Investment Trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maxiumum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2006.


NOTE H
Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2006 and 2005 were as follows:

                                                 2006                  2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                           $ 26,552,969          $ 12,854,153
  Total taxable distributions                 26,552,969            12,854,153
  Long-term capital gains                     43,481,214             5,471,462
Total distributions paid                    $ 70,034,183          $ 18,325,615


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 19


As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                $  13,625,589
Long-term capital gain                                          68,929,947
Unrealized appreciation/(depreciation)                         425,213,160(a)
Total accumulated earnings/(deficit)                         $ 507,768,696

(a) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to reclassification of dividends resulted in a net decrease in undistributed net investment loss and a decrease in accumulated net realized gain on investment transactions. This reclassification had no effect on net assets.


NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and


20 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 21


1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and


22 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11,


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 23


2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE J
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


24 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                          Class I
                                          -----------------------------------------------------------------------
                                                                   Year Ended October 31,
                                          -----------------------------------------------------------------------
                                                2006           2005         2004           2003           2002
                                          -------------    -----------  -----------    -----------    -----------
Net asset value, beginning of period          $14.33         $12.54        $9.79          $7.62          $7.66

Income From Investment Operations
Net investment income(a)                         .24            .31          .27(b)         .31(b)         .28(b)
Net realized and unrealized
  gain on investment
  transactions                                  4.97           1.86         2.90           2.28            .10
Net increase in net asset value
  from operations                               5.21           2.17         3.17           2.59            .38

Less: Dividends and
  Distributions
Dividends from net
  investment income                             (.31)          (.26)        (.42)          (.31)          (.28)
Distributions from net realized
  gain on investment
  transactions                                  (.96)          (.12)          -0-            -0-            -0-
Tax return of capital                             -0-            -0-          -0-          (.11)          (.14)
Total dividends and
  distributions                                (1.27)          (.38)        (.42)          (.42)          (.42)
Net asset value, end of period                $18.27         $14.33       $12.54          $9.79          $7.62

Total Return
Total investment return
  based on net asset value(c)                  38.85%         17.45%       32.98%         34.96%          4.58%

Ratios/Supplemental Data
Net assets, end of period(d)              $1,187,033       $771,021     $593,787       $364,445       $178,818
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .62%(e)        .65%         .70%          1.08%          1.19%
  Expenses, before waivers/
    reimbursements                               .62%(e)        .65%         .94%          1.09%          1.29%
  Net investment income                         1.54%(e)       2.27%        2.48%(b)       3.63%(b)       3.41%(b)
Portfolio turnover rate                           41%            46%          22%            15%            24%


(a)   Based on average shares outstanding.

(b)   Net of expenses waived by the Adviser.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales change or contingent deferred sales change is not reflected on the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   000's omitted.

(e)   The ratio includes expenses attributable to costs of proxy solicitation.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND O 25


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
AllianceBernstein Real Estate Investment Institutional Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the AllianceBernstein Real Estate Investment Institutional Fund (one of the funds constituting the AllianceBernstein Institutional Funds, Inc.) (the "Fund") as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Real Estate Investment Institutional Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
December 19, 2006


26 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


TAX INFORMATION
(unaudited)


For the fiscal year ended October 31, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $502,002 as qualified dividend income, which is taxed at a maximum rate of 15%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2007.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 27


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Teresa Marziano, Senior Vice President
Joseph G. Paul, Senior Vice President
Thomas J. Bardong, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The day-to-day management of and investment decisions for the AllianceBernsteinReal Estate Investment Institutional Fund are made by the REIT Investment Policy Group.


28 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


MANAGEMENT OF THE FUND


Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIPS
AGE,                               OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, +                   Executive Vice President of                             111                SCB Partners,
1345 Avenue                        the Adviser since 2001, and                                                Inc.; SCB, Inc.
of the Americas                    Executive Managing Director
New York, NY 10105                 of AllianceBernstein Investments,
49                                 Inc. ("ABI") since 2003; prior
(2003)                             thereto, he was head of
                                   AllianceBernstein Institutional
                                   Investments, a unit of the Adviser,
                                   from 2001-2003. Prior thereto,
                                   Chief Executive Officer of Sanford
                                   C. Bernstein & Co., LLC
                                   (institutional research and
                                   brokerage arm of Bernstein & Co.,
                                   LLC) and its predecessor since
                                   prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #           Investment adviser and an                               113                None
P.O. Box 5060                      independent consultant. He
Greenwich, CT 06831                was formerly Senior Manager
Chairman of the Board              of Barrett Associates, Inc., a
74                                 registered investment adviser,
(1997)                             with which he had been associated
                                   since prior to 2001. He was formerly
                                   Deputy Comptroller and Chief
                                   Investment Officer of the State of
                                   New York and, prior thereto,
                                   Chief Investment Officer of the
                                   New York Bank for Savings.

Ruth Block, # **                   Formerly: Executive Vice                                100                None
500 SE Mizner Blvd.                President and Chief Insurance
Boca Raton, FL 33432               Officer of The Equitable Life
76                                 Assurance Society of the United
(1997)                             States; Chairman and Chief
                                   Executive Officer of Evlico (insurance);
                                   Director of Avon, BP (oil and gas),
                                   Ecolab Incorporated (specialty
                                   chemicals), Tandem Financial Group
                                   and Donaldson, Lufkin & Jenrette
                                   Securities Corporation; Governor
                                   at Large, National Association of
                                   Securities Dealers, Inc.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 29


                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIPS
AGE,                               OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

David H. Dievler, #                Independent consultant. Until                           112                None
P.O. Box 167                       December 1994, he was Senior
Spring Lake, NJ 07762              Vice President of AllianceBernstein
77                                 Corporation ("AB Corp.") (formerly
(1997)                             Alliance Capital Management
                                   Corporation ("ACMC")) responsible
                                   for mutual fund administration.
                                   Prior to joining AB Corp. in 1984,
                                   he was Chief Financial Officer of
                                   Eberstadt Asset Management
                                   since 1968. Prior to that, he was
                                   a Senior Manager at Price
                                   Waterhouse & Co. Member of
                                   American Institute of Certified
                                   Public Accountants since 1953.

John H. Dobkin, #                  Consultant. Formerly President                          111                None
P.O. Box 12                        of Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002,
64                                 a Senior Advisor from June 1999-
(1997)                             June 2000 and President of Historic
                                   Hudson Valley (historic preservation)
                                   from December 1989-May 1999.
                                   Previously, Director of the National
                                   Academy of Design and during
                                   1988-1992, he was Director and
                                   Chairman of the Audit Committee
                                   of AB Corp. (formerly ACMC).

Michael J. Downey, #               Consultant since January 2004.                          111                Asia Pacific
c/o AllianceBernstein L.P.         Formerly managing partner of                                               Fund, Inc.
1345 Avenue of the                 Lexington Capital, LLC (investment                                         and The
Americas                           advisory firm) from December 1997                                          Merger Fund
Attn: Philip L. Kirstein           until December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEO of Prudential
62                                 Mutual Fund Management
(2005)                             (1987-1993).

D. James Guzy, #                   Chairman of the Board of PLX                            111                Intel Corporation
P.O. Box 128                       Technology (semi-conductors)                                               (semi-conductors),
Glenbrook, NV 89413                and of SRC Computers, Inc.,                                                Cirrus Logic
70                                 with which he has been associated                                          Corporation
(2005)                             since prior to 2001. He is also                                            (semi-conductors)
                                   President of the Arbor Company                                             and the
                                   (private family investments).                                              Davis Selected
                                                                                                              Advisers Group
                                                                                                              of Mutual Funds


30 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIPS
AGE,                               OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Nancy P. Jacklin, #                Formerly US Executive Director                          111                None
4046 Chancery Court                of the International Monetary
NW                                 Fund (December 2002-May
Washington, DC 20007               2006); partner, Clifford Chance
58                                 (1992-2002); Senior Counsel,
(2006)                             International Banking and
                                   Finance, and Associate General
                                   Counsel, Citicorp (1985-1992);
                                   Assistant General Counsel
                                   (International), Federal Reserve
                                   Board of Govenors (1982-1985);
                                   and Attorney Advisor, US
                                   Department of the Treasury (1973-
                                   1982). Member of the Bar of the
                                   District of Columbia and of New
                                   York; member of the Council on
                                   Foreign Relations.

Marshall C. Turner, Jr., #         Principal of Turner Venture                             111                The George
220 Montgomery Street              Associates (venture capital and                                            Lucas
Penthouse 10                       consulting) since prior to 2001.                                           Educational
San Francisco,                     From 2003 until May 31, 2006,                                              Foundation
CA 94104                           he was CEO of Toppan                                                       and National
65                                 Photomasks, Inc., Austin, Texas                                            Datacast, Inc.
(2005)                             (semi-conductor manufacturing
                                   services).


*    There is no stated term of office for the Fund's Directors.

**   Ms. Block was an "interested person," as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.

#    Member of the Audit Committee, the Independent Directors Committee and the
Governance and Nominating Committee.

+    Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 31


Officers of The Fund

Certain information concerning the Fund's Officers is listed below.


NAME, ADDRESS*                PRINCIPAL POSITION(S)         PRINCIPAL OCCUPATION
AND AGE                       HELD WITH FUNDS               DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Marc O. Mayer                 President                     See biography above.
49

Philip L. Kirstein            Senior Vice President         Senior Vice President and Independent
61                            and Independent               Compliance Officer of the Alliance-
                              Compliance Officer            Bernstein Funds with which he has
                                                            been associated since October 2004.
                                                            Prior thereto, he was Of Counsel to
                                                            Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since
                                                            prior to 2001 until March 2003.

Teresa Marziano               Senior Vice President         Senior Vice President of the Adviser**,
52                                                          with which she has been associated
                                                            since prior to 2001.

Joseph G.Paul                 Senior Vice President         Senior Vice President of the Adviser**,
46                                                          with which he has been associated
                                                            since prior to 2001.

Thomas Bardong                Vice President                Senior Vice President of the Adviser**,
61                                                          with which he has been associated
                                                            since prior to 2001.

Emilie D. Wrapp               Secretary                     Senior Vice President, Assistant
51                                                          General Counsel and Assistant
                                                            Secretary of ABI**, with which she has
                                                            been associated since prior to 2001.

Joseph J. Mantineo            Treasurer and Chief           Senior Vice President of
47                            Financial Officer             AllianceBernstein Investor Services, Inc.
                                                            ("ABIS")**, with which he has been
                                                            associated since prior to 2001.

Vincent S. Noto               Controller                    Vice President of ABIS**, with which
42                                                          he has been associated since prior
                                                            to 2001.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI and ABIS are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


32 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Information Regarding the Review and Approval of the Fund's Advisory Agreement

In this disclosure, the term "Company" refers to AllianceBernstein Institutional Funds, Inc., and the term "Fund" refers to AllianceBernstein Real Estate Investment Institutional Fund.

The Company's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Company and the Adviser in respect of the Fund at a meeting held on June 14, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Company's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in two private sessions at which only the directors, their independent counsel and the Company's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

    1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 33


    2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

    3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

    4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

    5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

    6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

    7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

    8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

    9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

   10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

   11. information about fees charged by the Adviser to other clients with a substantially similar investment style as the Fund;

   12. The Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

   13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

   14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by



34 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Company who are affiliated persons of the Adviser and of the officers of the Company.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 35


other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and


36 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, annually and had made a special presentation to the directors in May 2006 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of the Class II Shares of the Fund, and retains a portion of such 12b-1 fees. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks in connection with certain of such transactions.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class I Shares of the Fund as compared to a Performance Group of 12 to 11 funds (depending on the year) in its Lipper category selected by Lipper and as compared to a Performance Universe of 31 to 22 funds (depending on the year) in its Lipper category selected by Lipper for periods ended December 31, 2005 over the 1-, 3- and 5-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class I Shares of the Fund as compared to the National Association of Real Estate Investment Trusts Equity Index (the "Index") for periods ended December 31, 2005 over the 1-, 3-, 5-year and since inception periods (December 1997 inception). The directors noted that in the Performance Group comparison the Fund was in the 5th quintile in the 1-year period, 2nd quintile in the 3-year period and 3rd quintile in the 5-year period and in the Performance Universe comparison the Fund was in the 4th quintile in the 1-year period, 2nd quintile in the 3-year


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 37


period and 3rd quintile in the 5-year period. The comparative information showed that the Fund outperformed the Index in the 3-year period and underperformed the Index in all other periods reviewed. Based on their review and their discussion of the reasons for the Fund's recent underperformance with the Adviser, the directors retained confidence in the Adviser's ability to advise the Fund and concluded that the Fund's investment performance was understandable. The directors informed the Adviser that they planned to closely monitor the Fund's performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedule for institutional products offered by it that have a substantially similar investment style as the Fund. They had previously received an oral presentation from the Adviser that supplemented such information. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at much lower asset levels than those in the fee schedule applicable to the Fund and that the application of such fee schedule to the level of assets of the Fund would result in a fee rate that would be significantly lower than that in the Fund's Advisory Agreement. The directors noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements. The directors also noted that the Adviser advises two other AllianceBernstein funds with a substantially similar investment style as the Fund for the same fee rate schedule as the Fund.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Company's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the


38 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class I shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds with the Fund's investment classification/ objective with a similar load type as the Fund. The Class I expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's at approximate current size contractual effective fee rate of 55 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was one basis point. The directors further noted that the Fund's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently significantly lower than the cap), was significantly lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund's expense ratio was highly satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 39


cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


40 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Institutional Funds, Inc. (the "Company") in respect of AllianceBernstein Real Estate Investment Institutional Fund (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Company for the Directors of the Company, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Company to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

    1. Management fees charged to institutional and other clients of the Adviser for like services;

    2. Management fees charged by other mutual fund companies for like services;

    3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

    4. Profit margins of the Adviser and its affiliates from supplying such services;

    5.  Possible economies of scale as the Fund grows larger; and

    6. Nature and quality of the Adviser's services including the performance of the Fund.


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class I shares of the Fund.

(2) Future references to the Fund do not include "AllianceBernstein."


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 41


FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

             Net Assets           Advisory Fee
              02/28/06        Based on % of Average
Category      (million)         Daily Net Assets                 Fund
-------------------------------------------------------------------------------
Value          $896.2       55 bp on 1st $2.5 billion    Real Estate Investment
                            45 bp on next $2.5 billion     Institutional Fund
                            40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                              As a % of Average
Fund                                                Amount     Daily Net Assets
-------------------------------------------------------------------------------
Real Estate Investment Institutional Fund           $79,140         0.01%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap as of its most recent fiscal year end; accordingly the expense limitation undertaking of the Fund was of no effect.

                        Expense Cap Pursuant to     Gross
                           Expense Limitation      Expense          Fiscal
Fund                          Undertaking           Ratio          Year End
-------------------------------------------------------------------------------
Real Estate Investment      Class I   1.20%         0.65%         October 31
Institutional Fund          Class II  1.50%         0.95%


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


42 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. In addition to the AllianceBernstein Institutional fee schedule, set forth


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 43


below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fee:

                 Net Assets   AllianceBernstein ("AB")   Effective     Fund
                  02/28/06     Institutional ("Inst.")    AB Inst.   Advisory
Fund               ($MIL)          Fee Schedule          Adv. Fee      Fee(4)
-------------------------------------------------------------------------------
Real Estate        $896.2    Domestic REIT Strategy       0.417%(5)    0.550%
Investment                   70 bp on 1st $25 million
Institutional Fund           60 bp on next $25 million
                             50 bp on next $25 million
                             Negotiable on the balance
                             Minimum Account Size: $10 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                     AVPS Portfolio              Fee Schedule
-------------------------------------------------------------------------------
Real Estate Investment     Real Estate             55 bp on 1st $2.5 billion
Institutional Fund         Investment Portfolio    45 bp on next $2.5 billion
                                                   40 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(6) for the Luxembourg fund that has a similar investment strategy as the Fund:

Fund                                                            Fee
-------------------------------------------------------------------------------
Real Estate                                                     1.75%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.


(4) Fund advisory fee information was provided by Lipper. See Section II for additional discussion.

(5) Assumes 40 bp on the balance.

(6) The "all-in" fee shown is for the class A shares of Real Estate. This includes a fee for investment advisory services and a separate fee for distribution related services.


44 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(7)

                                        Effective       Lipper
                                       Management       Group
Fund                                     Fee(8)         Median            Rank
-------------------------------------------------------------------------------
Real Estate Investment
Institutional Fund                       0.550           0.793            3/12


Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(9) and Lipper Expense Universe.(10) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below:

                            Expense      Lipper     Lipper   Lipper     Lipper
                             Ratio       Group      Group   Universe   Universe
Fund                        (%)(11)    Median (%)    Rank   Median (%)   Rank
-------------------------------------------------------------------------------
Real Estate Investment
Institutional Fund           0.648       0.922       2/12     1.000      3/29

(7) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(8) The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.

(9) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(10) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(11) The total expense ratio shown is for the Fund's Class I shares


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 45


Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar year 2005 relative to 2004.

Although the Adviser does not procure direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing pay


46 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


ments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(12)

ABI received the amount set forth below in Rule 12b-1 fees for the Fund during Fund's most recent fiscal year:

Fund                                                  12b-1 Fees Received
-------------------------------------------------------------------------------
Real Estate Investment Institutional Fund                     $1

AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, charges the Fund a flat fee of $18,000 for each share class. ABIS' after-tax profitability increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                                  ABIS Fee
-------------------------------------------------------------------------------
Real Estate Investment Institutional Fund                              $18,000

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford
C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Fund's most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a

(12) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 47


fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1, 3, and 5 year performance rankings of the Fund(13) relative to its Lipper Performance Group(14) and Lipper Performance Universe(15) for the periods ended December 31, 2005:

Real Estate Investment
Institutional Fund                                       Group        Universe
-------------------------------------------------------------------------------
   1 year                                                10/12          21/31
   3 year                                                 3/11           6/25
   5 year                                                 6/11          12/22


(13) The performance rankings are for the Class I shares of the Funds.

(14) The Lipper Performance Group is identical to the Lipper Expense Group.

(15) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.


48 o ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND


Set forth below are the 1, 3, 5 year and since inception performance returns of the Funds (in bold)(16) versus its benchmark:(17)

                                          Periods Ending December 31, 2005
                                               Annualized Performance
-------------------------------------------------------------------------------
                                           1         3        5         Since
Fund                                      Year      Year     Year     Inception
-------------------------------------------------------------------------------
Real Estate Investment
Institutional Fund                       11.59     28.19    18.41      10.40
NAREIT Equity Index                      12.16     26.49    19.08      11.45

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Funds is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Funds is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006

(16) The performance returns shown are for the Class I shares of the Funds.

(17) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


ALLIANCEBERNSTEIN REAL ESTATE INVESTMENT INSTITUTIONAL FUND o 49


           [LOGO]
             AB
          BERNSTEIN
  Global Wealth Management
A unit of AllianceBernstein L.P.


BIREIT-0151-1006



ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.



                                                     Audit-Related
                                        Audit Fees        Fees        Tax Fees
-------------------------------------------------------------------------------
AllianceBernstein Premier        2005     $30,000        $3,347        $13,031
Growth Institutional Fund        2006     $31,500        $4,758        $12,781

AllianceBernstein Real Estate    2005     $32,000        $3,417        $19,068
Investment Institutional Fund    2006     $33,500        $4,829        $25,306


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                                        Total Amount of
                                                                       Foregoing Column
                                                                      Pre-approved by the
                                              All Fees for              Audit Committee
                                           Non-Audit Services        (Portion Comprised of
                                            Provided to the           Audit Related Fees)
                                         Portfolio, the Adviser      (Portion Comprised of
                                         and Service Affiliates            Tax Fees)
                                         ----------------------      ---------------------
AllianceBernstein Premier        2005            $  895,374                [$184,081]
Growth Institutional Fund                                                  ($171,050)
                                                                            ($13,031)

                                 2006            $1,027,427                ($149,054)
                                                                            (136,273)
                                                                            ($12,781)

AllianceBernstein Real Estate    2005            $  901,481                [$190,188]
Investment Institutional Fund                                              ($171,120)
                                                                            ($19,068)

                                 2006            $1,040,023                ($161,650)
                                                                           ($136,344)
                                                                            ($25,306)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.     DESCRIPTION OF EXHIBIT
-----------     ---------------------------------------------------------

12 (a) (1)      Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the
                Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Institutional Funds, Inc.

By:         /s/ Marc O. Mayer
            ---------------------
            Marc O. Mayer
            President

Date:       December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:         /s/ Marc O. Mayer
            ---------------------
            Marc O. Mayer
            President

Date:       December 29, 2006

By:         /s/ Joseph J. Mantineo
            ---------------------
            Joseph J. Mantineo
            Treasurer and Chief Financial Officer

Date:       December 29, 2006